                              KRYS BOYLE GOLZ
                           FREEDMAN & SCOTT, P.C.

TELEPHONE                   ATTORNEYS AT LAW                       FACSIMILE
(303) 893-2300    DOMINION PLAZA, SUITE 2700 SOUTH TOWER      (303) 893-2882
                         600 SEVENTEENTH STREET
                       DENVER, COLORADO  80202-5427

                          November 19, 1996


Roger Schwall, Assistant Director
Securities and Exchange Commission
Division of Corporate Finance
450 5th Street, N.W., Mail Stop 3-5
Judiciary Plaza
Washington, DC  20549

         RE:    Black Dome Energy Corporation (the "Company")
                Preliminary Proxy Materials
                Commission File No. 9-9394

Gentlemen:

     This letter is in response to the staff's comment letter dated November 14, 1996. For your convenience, the text of the staff's letter is reproduced below in bold print and each comment is followed by the Company's response.

Financial Review
----------------
Proposal 1 - Authorization to Dissolve the Corporation, page 3
--------------------------------------------------------------
1. If material, the value of office space provided by Mr. Huff at no charge should be reflected in the financial statements as a capital contribution and expense. Please revise accordingly. Reference is made to SAB Topic 5(T).

In response to the comment, the value of office space provided by Mr. Huff at no charge has been reflected in the financial statements as a capital contribution and expense. Please see the disclosure added in Footnote 12 and the revisions to the income statement, the statement of stockholders' equity and the cash flow statement.

Selected Financial Data, page 12
--------------------------------
2. It is unclear why the interim selected operations financial data for 1993 and 1994 is included on the bottom of the page, as well as reiterating amounts for 1995 and 1996. Please combine or delete. Also, the interim selected financial data should be presented in the same chronological order as the fiscal year data (e.g., 1996 should be to the left of 1995).

The interim financial data for 1993 and 1994 has been deleted from the bottom of page 12, and the interim selected financial data has been modified so that it is presented in the same chronological order as the fiscal year data.

MD&A, page 17
-------------
3.     For clarity, the MDA should be reordered as follows.
        a)  Liquidity
          1) Separate the discussion of liquidity from the discussion of results of operations.
          2) The 1996 liquidity discussion should be placed as the first paragraph before the FYE 1995 discussion.
        b)  Results of Operations
          1) The discussion of the results of operations for the six months ended June 30, 1996 to the comparable 1995 interim period should be placed prior to the discussion of the results of operations for fiscal years ended 1995, 1994 and 1993.
          2) The interim MDA included after the interim financial statements should be deleted and incorporated into the MDA beginning on page 17. Also, there appears to be an incorrect reference to the period ending June 30, 1993, rather than 1995.

Management's Discussion and Analysis has been reordered as requested in response to the comment. Please see pages 17 through 22. Also, the incorrect reference to "1993" has been changed to read "1995."

4. Reference is made to the MD&A for the interim period ended June 30, 1996. Address the following comments in the MD&A for the interim period and if applicable, the annual discussion.
           (a) Explain how maintenance and completion of oil and gas properties would increase cash.
           (b) Explain why the 1996 decline in oil and gas properties on the balance sheet exceeds the amount of depreciation, deletion and amortization expense. Also, explain why the 1995 expense increased even though production declined.
           (c) Address why accounts receivable in 1996 have declined in spite of increased revenues.
           (d) Quantify the amount of production volume changes and address the effect of changes in average price on revenues.
           (e) Address the changes in production costs as a percentage of revenues.

Items (a), (c), (d) and (e) have been addressed in MD&A as requested. The staff is supplementally informed that item (b) was not addressed in MD&A because depreciation, deletion and amortization expense did not exceed the 1996 decline in oil and gas properties on the balance sheet, and production expense decreased during the period ended September 30, 1996 (as compared to the comparable period in 1995).

5. As previously requested, the MD&A should be expanded to discuss the 1994 results of operations compared to 1993.

In response to the comment, the MD&A has been expanded to discuss the 1994 results of operations compared to 1993.

6. As previously requested, discuss the effect of the 1994 restructuring on the Company's results of operations in 1995 and 1994.

In response to the comment, the MD&A has been expanded to discuss the effect of the 1994 restructuring on the Company's results of operations in 1995 and 1994.


7. As previously requested, the MD&A should disclose the impact of the adoption of SFAS 121 and 123 will have on the Company's future financial statements. Reference is made to SAB Topic 11(M).

In response to the comment, a separate section has been added to MD&A on pages 21 and 22 to disclose the impact that the adoption of SFAS 121 and 123 will have on the Company's future financial statements.

8. As previously requested, the MDA on page 19 should be revised and updated to reflect the company's current proposal for dissolution. This discussion should address whether the company believes the company's assets can be liquidated for more or less than their book values, as disclosed in the notes to the financial statements.

In response to the comment, the MDA has been revised and updated to reflect the Company's current proposal for dissolution. Disclosure has been added on pages 18 and 21 to state Management's belief that the Company's assets can be liquidated for more than their book values.

Note 1.  Property and equipment and depreciation, depletion, and amortization, page F-8
-----------------------------------------------------------------

9. As previously requested, the 1995 change in accounting principle for depreciation should be reflected as a cumulative adjustment in the period of change and not as a retroactive adjustment. The pro forma effects as if the change had been applied retroactively should also be disclosed. Reference is made to paragraphs 18-19 of APB 20. Also, disclose that depreciation is only recorded on well equipment placed in service. Please revise the financial statements accordingly in the
       Schedule 14A and in the 1995 Form 10-K.

In response to the comment, the 1995 change in accounting principle for depreciation has been reflected in the income statement, balance sheet, statement of stockholders' equity and statement of cash flows as a cumulative adjustment in the period of change, and not as a retroactive adjustment.

The pro forma effects as if the change had been applied retroactively are disclosed in the statement of income.

Disclosure that depreciation is only recorded on well equipment placed in service has been added to Footnote 1 to the Financial Statements.

The staff is supplementally informed that the 1995 Form 10-K will be amended immediately upon completion of the staff's review of the disclosures contained in the subject Schedule 14A.

Note 1.  Basis of presentation and going concern, page F-9
----------------------------------------------------------

10. Clarify the last paragraph to disclose that the net assets (after sales costs) are in excess of book value.

The last paragraph of Note 1 to the Financial Statements has been modified to clarify that the net assets (after sales costs) are in excess of book value.

11. Also disclose elsewhere in a note the impact adoption of SFAS 123 will have the Company's future financial statements.

In response to the comment, Note 1 to the Financial Statements has been modified to disclose the impact that the adoption of SFAS 123 will have the Company's future financial statements.

Note 6.  Supplemental Oil and Gas Information, page F-12
--------------------------------------------------------

12. As previously requested, detail the components of the future cash flows related to oil and gas properties in accordance with paragraph 30 of SFAS 69.

The staff is supplementally advised that paragraph 30 of SFAS 69 allows for the standardized measure of discounted net cash flows relating to oil and gas reserves to be combined for reporting purposes. This combination would appear to be particularly warranted in this instance where both types of hydrocarbons are located within the same wells and both oil and gas products are in most cases sold at the same time to the same purchaser.

Interim Financial Statements, page F-15
---------------------------------------

13. A note to the financial statements should include management's representation stating whether all adjustments made to such statements were of a normal recurring nature, and if not, information with respect to adjustments of a non-recurring nature should be furnished. Reference is made to Rule 10-01(b)(8) of Regulation S-X.

Footnote 1 to the Financial Statements has been modified to include management's representation that all adjustments made to such statements were of a normal recurring nature.

14. The company's June 30, 1996 Form 10-Q should be amended as indicated in the company's responses and pursuant to the above comments, as applicable. The staff is unable to locate proposed language with respect to changes in this Form 10-Q, but assumes it will include MDA and results of operations and cash flows for the three months ended June 30, 1996 and 1995.

Copies of the Company's proposed changes to its June 30, 1996 and September 30, 1996 Forms 10-Q are enclosed herewith for the staff's review. Upon completion of review by the staff, appropriate amendments will be filed.

Updating
--------

15. Please be advised that if the definitive proxy statement is not mailed by close-of-business November 14, 1996 when the September 30, 1996 Form 10-Q is due, the financial statements and related disclosures should be updated pursuant to Rule 3-12 of Regulation S-X.

In response to the comment, the staff is supplementally informed that the financial statements and related disclosures have been updated to September 30, 1996 pursuant to Rule 3-12 of Regulation S-X.

     If you have any additional questions or comments, or if you need any additional information, please don't hesitate to call.

                                   Very truly yours,

                                   KRYS BOYLE GOLZ
                                   FREEDMAN & SCOTT, P.C.


BY (Signature)                     /s/ Stanley F. Freedman, P.C.
(Name and Title)                   Stanley F. Freedman, P.C.



SFF/ldo

                                                             PRELIMINARY COPY
                                                             ----------------

                           PROXY STATEMENT
                                 OF
                    BLACK DOME ENERGY CORPORATION
            1536 Cole Boulevard, Building 4, Suite 325
                       Golden, Colorado  80401


                    SPECIAL MEETING OF SHAREHOLDERS
                           December 16, 1996


                       SOLICITATION OF PROXIES

     The accompanying Proxy is solicited on behalf of the Board of Directors of Black Dome Energy Corporation (hereinafter referred to as either "Black Dome" or the "Company") in connection with a Special Meeting of Shareholders to be held in the Cole Conference Room of the Denver West Office Park located at 1746 Cole Boulevard, Building 21, Suite 225, Golden, Colorado 80401 on December 16, 1996, at 8:30 a.m., and at any adjournments thereof, for the purpose of obtaining shareholder authorization to dissolve the Company as discussed below.

     The cost of preparing, assembling and mailing the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy, which are first being mailed to the shareholders on or about November 23, 1996, will be borne by the Company. It is contemplated that solicitation of Proxies will be primarily by mail, but may be supplemented by personal solicitation by the Company's officers, employees and Directors, for which no additional compensation will be paid.

     Any shareholder giving a Proxy may revoke it at any time before it is voted by delivering a later-dated Proxy, or by notifying the Secretary of the Company either in person or by written notice specifically revoking the power to use and vote the Proxy. Shareholder attendance and voting in person at the Special Meeting will also revoke any Proxy given by such shareholder. If no specification is made on the Proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxies with regard to any other matter that may properly come before the Special Meeting.

                     VOTING AT THE SPECIAL MEETING

     The close of business on November 15, 1996 has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Special Meeting of Shareholders. As of that date, the Company had issued and had outstanding 73,755 shares of no par value Common Stock.

     The Company's Articles of Incorporation do not permit cumulative voting by the shareholders. The Common Stock is the Company's only class of voting securities outstanding. Accordingly, each holder of Common Stock as of the record date shall be entitled to cast one vote for each share of Common Stock.

     The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, whether present in person or represented by Proxy, constitute a quorum at the Special Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by Proxy at the Special Meeting is required for the proposal discussed herein. Shares of Common Stock represented in person or by Proxy (including shares which abstain) will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions will be treated as shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same effect as a vote against the matter since it is one less vote for approval. Broker non-votes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

     No dissenters' rights of appraisal or other similar rights are available to shareholders under the Colorado Business Corporation Act with respect to the adoption of a plan to dissolve and the subsequent sale of all or substantially all of the Company's assets in the ordinary course of business after obtaining shareholder authorization to dissolve, and the subsequent filing of Articles of Dissolution with the Colorado Secretary of State.

         PROPOSAL 1 - AUTHORIZATION TO DISSOLVE THE CORPORATION

     The Board of Directors has determined that it would be in the best interests of the Company and its shareholders to dissolve the Company as expeditiously as possible. The Company was formed in 1979 with Edgar J. Huff contributing his own oil and gas properties in exchange for his ownership of all of the Company's then issued and outstanding shares. In 1980 the Company conducted a public offering of its shares through a now defunct brokerage firm at an offering price of $0.10 per share and received gross proceeds of $2 million. As promised in the prospectus, the Company invested the proceeds from the offering into the oil and gas business (primarily oil).

     By 1983, the price of crude oil had fallen from nearly $40 per barrel to approximately $8 per barrel, and the Company's revenues and stock price had also declined correspondingly. As a result, the Company no longer qualified to be listed on NASDAQ and was delisted. The brokerage firm that had conducted the Company's public offering (and served as the only significant market maker in its stock) became defunct, and, for all practical purposes, trading in the Company's shares ceased. The Company could no longer afford to pay cash compensation to its officers, but Mr. Huff continued to manage the Company's business and served as its Chief Executive Officer with no compensation during the years 1983, 1984, 1985, 1989 and 1990. During the years 1986, 1987 and 1988, Mr. Huff received compensation for his services only in the form of stock.

     Even when Mr. Huff began receiving cash compensation for his services again in 1991, he agreed to take his compensation on a deferred basis so that the Company did not have to utilize its then current revenues to pay his salary. Since the Company did not have sufficient cash available at that time, Mr. Huff loaned his personal funds to the Company to enable it to participate in various oil and gas ventures in order to establish additional cash flow and reserves. From July of 1986 through July of 1994, Mr. Huff provided the Company with furnished office space (including utilities and janitorial services) at no charge. Effective June 30, 1996 (when it became apparent to management that it would be in the best interests of the shareholders for the Company to dissolve), Mr. Huff's salary was terminated at his request. He has agreed to continue to serve as the Company's president without salary until the dissolution of the Company is completed.

     Although the Company began to generate a small profit a few years ago, management concluded that it would be necessary for the Company to attract additional capital from outside sources to replace its existing properties (which were generating revenues, but also depleting in value as they produced) and for expansion. In seeking this additional capital, the Company was informed by investment bankers and others that as long as the Company's securities fell within the definition of "penny stocks" under certain regulations which were adopted in 1990, they would not be willing to assist the Company in providing such capital. In response to suggestions that the Company be restructured so that it could potentially attract additional capital and also reduce its administrative expenses, the Company effectuated a one for 1,001 share reverse stock split in 1994. Although the goal of reducing expenses was achieved, the Company has not been able to attract the additional capital that is necessary for even the replacement of its existing properties.

     The Company's properties have continued to deplete (decrease in value) as they have produced, and the Company has begun to incur substantial losses from operations as revenues have declined accordingly. As a result, the Company's independent auditors qualified their opinion on the Company's financial statements for the fiscal year ended December 31, 1995, stating that ". . . the Company has suffered recurring losses from operations which raise substantial doubt about the Company's ability to continue as a going concern." As the Company's properties will continue to deplete and eventually become worthless if the status quo is permitted to continue for an unreasonable period of time, the Board of Directors has made a special determination that it would be in the best interests in all of the Company's shareholders to authorize the immediate dissolution of the Company and liquidate its assets for cash in one or more commercially reasonable transactions while there is still a sufficient value to allow for a distribution to be made to shareholders after all of the Company's liabilities are paid. Before recommending dissolution to the shareholders, the Board of Directors made a determination that, upon liquidation of the Company's properties, it is reasonably likely that there will be a sufficient amount available to allow for a cash distribution to be made to the Company's shareholders.

     In making its determination that immediate dissolution of the Company would be in the best interests of all of the shareholders, the Board of Directors did not establish any independent or special committee to consider the matter, but instead considered both the current situation and potential solutions as an entire Board. After deliberation, the Board voted unanimously to adopt the subject proposal to recommend dissolution with all directors participating in the discussion and no director abstaining from voting. In making such determination, a variety of alternatives were considered by the Board.

     The first alternative considered was to essentially continue to operate the Company's business in the future in much the same manner as it has been operated in the past. This alternative was rejected because the Company is currently operating at a loss and its oil and gas properties are depleting in value and will eventually become worthless over a relatively finite period of time (depending upon the accuracy of the Company's estimates as to the rates at which production will continue to decline in the future, and the consistency of oil and gas prices during the period). It was determined that the eventual dissolution of the Company would be inevitable under this scenario and that the longer the Company continues to operate in its current mode, the less likely it would be that the Company's shareholders would receive a distribution upon liquidation. It was therefore decided that this alternative would not be in the best interests of the shareholders.

     The second alternative considered was to continue to seek sufficient capital from outside sources to replace the Company's existing properties and allow the Company to expand to a sufficient size to enable it to operate at a profit. This alternative was rejected because the Company has made diligent attempts to obtain equity capital from outside sources for a number of years without success. It was noted that because of the Company's small size and limited cash flow it has not been able to successfully attract and retain younger professional staff to augment and eventually replace Mr. Huff in the management of the business, and that Mr. Huff's age has become an impediment to attracting such investment capital without younger professional staff already in place.

     The Board discussed the wisdom of attempting to obtain additional debt financing from banking institutions, but this was rejected because of the same problems associated with equity financing coupled with the additional risks that the Company might not be successful in achieving a sufficient level of cash flow from its utilization of any borrowed funds to enable it to service such additional debt, and that the shareholders would then be placed at substantial risk that the Company might lose even the value of its existing properties in the event of a foreclosure resulting from such additional borrowing. The Board concluded that, because of the risks involved, this scenario should be rejected as not being in the best interests of all of the shareholders.

     A third alternative discussed was to sell just a portion of the Company's properties and use the proceeds to purchase new properties that would produce better cash flow. It was acknowledged that this practice had already been implemented in recent years and that, because of depletion, the Company has now reached a point where it can no longer simply replace properties, but instead needs to add additional properties to achieve a sufficient level of cash flow to maintain even a rudimentary staff. As the purchase of additional properties would necessarily require an infusion of capital which does not appear to be available, this alternative was also rejected.

     The fourth and final alternative that was considered was a possible sale of control of the Company to outsiders with a requirement that the purchaser(s) infuse substantial additional cash and properties into the Company and thereby allow the corporate entity to continue in existence with a different management group. As the controlling shareholder, Mr. Huff reported to the Board that he had engaged in discussions with a variety of third parties with respect to a possible sale of a control block of the Company's shares, but that (primarily because of his fiduciary duty to use reasonable efforts to protect the interests of minority shareholders after consummation of a sale of control) he had not been able to negotiate a transaction with any potential purchaser that he deemed to be suitable. This alternative was not rejected, but the Board determined that because of the declining value of the Company's properties, it would not be in the best interests of the shareholders to continue to wait to see if a suitable purchaser could eventually be found. It was decided that if a suitable purchaser could be identified within 120 days after dissolution is authorized but before it is completed, the authorization to dissolve could be revoked by a majority vote of the shareholders at a meeting duly called for such purpose.

     Upon obtaining shareholder authorization to dissolve and the filing of Articles of Dissolution with the Colorado Secretary of State, the Company would continue its corporate existence under Colorado law, but would not be permitted to carry on any business except as is appropriate to wind up its affairs and liquidate its business and affairs, including collecting its assets, disposing of its properties that will not be distributed in kind to its shareholders, discharging or making provision for discharging its liabilitie s, distributing its remaining property among its shareholders according to their interests, and doing every other act necessary to wind up and liquidate its business and affairs. Accordingly, it is anticipated that upon obtaining shareholder authorization to dissolve, the Company would promptly file
Articles of Dissolution with the Colorado Secretary of State and then proceed to liquidate its business and affairs, collecting its assets and selling substantially all of its non-cash assets in one or more commercially reasonable transactions. The net proceeds left after the payment of all liabilities (including, but not limited to, the payment of remaining amounts owed to Mr. Huff for deferred compensation of $122,500), will be distributed to all of the shareholders on a pro rata basis.

     The Board of Directors will utilize its best efforts to obtain the highest possible price from the sale of its properties. The Company has distributed detailed descriptions of its oil and gas properties to approximately thirty unaffiliated oil and gas operators who have been identified by management as being potential purchasers, but the Company is not currently engaged in any discussions or negotiations with any third parties with respect to the sale of any of its properties, and the identities of any future purchasers are currently not known. As the Company has producing oil and gas properties located in both Kansas and Oklahoma, it is somewhat likely that these properties might be sold to different purchasers in separate transactions.

     Upon receipt of authorization to dissolve from the shareholders, management will contact each of the oil and gas operators who have received detailed descriptions of the Company's oil and gas properties, notify them that authorization to dissolve has been obtained and solicit offers. It is likely that the detailed descriptions of the properties will need to be updated to a more current date in order for potential purchasers to make informed decisions with respect to making offers. This process is expected to be completed in not more than 60 days after authorization is obtained.

     Assuming that one or more acceptable offers are received by the Company as a result of this process, the Board of Directors will then evaluate each of the offers and make a determination as to whether or not one or more of such offers should be pursued based upon the amount(s) offered and the financial strength and reputation of each offeror. It is anticipated that any offers deemed acceptable by the Board of Directors would very likely be contingent upon the successful completion of a due diligence process by each of the potential purchasers, which due diligence process should be completed within an additional 60 day period. The Company would then engage in negotiations to enter into appropriate agreements to sell the properties, and attempt to consummate the transactions with the goal of receiving all proceeds from the sale of its properties within 180 days after shareholder authorization to dissolve is obtained.

     Shareholders will not be permitted to vote on any individual sales of the Company's assets after the authorization to dissolve has been obtained, even if all of the assets are ultimately sold in a single transaction. If deemed prudent under the circumstances at the time of each such transaction, the Board of Directors intends to obtain and rely upon appropriate appraisals and fairness opinions from one or more independent engineering firms. In the event that the Company does not receive offers that are deemed acceptable by the Board, it is possible that some or all of the properties might be offered for sale in one or more independent auctions of oil and gas properties with the Company setting a "floor" price for any potential transactions. As a last resort, it is also possible that some or all of the properties might be purchased by Mr. Huff and/or other affiliates of the Company if for any reason the Company is unable to sell such properties to unrelated parties for amounts acceptable to the Board of Directors.

     If any such purchases of properties by Mr. Huff and/or other affiliates of the Company occur (of which there is no assurance), they would only occur if all of the following conditions are met: (1) the purchase price to be paid by Mr. Huff and/or the other affiliates would be required to be an amount acceptable to the Board of Directors with the affected director(s) abstaining from participation in the decision, (2) the amount of the purchase price would be required to be in excess of the highest legitimate offer for the properties from any other party after diligent attempts by the Company to market the properties for sale, (3) the purchase price would be required to be in an amount equal to or greater than the appraised value of the subject properties as determined by a qualified independent appraiser and (4) the Company would be required to obtain a fairness opinion with respect to any such transaction from a qualified independent engineering firm stating, in essence, that the amount of the purchase price and the terms of the transaction are fair and reasonable to the Company under the circumstances.

     After payment of obligations, claims and expenses and making provision or establishing reserves for the payment of future liabilities, the Company will distribute the remaining cash proceeds from the sale of the Company's assets to the shareholders of the Company in proportion to their holdings of the Company's common stock. Without further shareholder action, the liquidating distribution will be made as determined by the Board of Directors. The Company intends to make the distribution at the earliest practicable date after the Company's assets are sold and its liabilities are paid. It is the goal of the Board of Directors to cause all of such remaining proceeds to be paid out to shareholders in a single distribution within 30 days after the aggregate amount of such funds are received by the Company.

     Prior to distribution, it is anticipated that all cash proceeds will be held by the Company and either deposited in a federally insured bank or savings and loan, or invested in obligations of (or obligations guaranteed by) the United States Government or any agency thereof, or time deposits or certificates of deposit issued by any bank or trust company organized under the laws of the United States or any state thereof in such amounts and with such maturities as are deemed appropriate by the Board of Directors. Although it is possible that more than one distribution will be made to shareholders if significant delays are encountered with respect to the sale or receipt of proceeds regarding a portion of the properties, it is anticipated that all of the remaining proceeds will be distributed at once in order to minimize expenses.

     Colorado law requires that before any distribution can be made, however, the Board of Directors must make certain that all of the Company's obligations, claims and expenses are either paid or other provision has been made, or that adequate reserves have been set aside for the payment of future liabilities. In this regard, it is anticipated that all secured indebtedness (bank debt) of approximately $53,000 will be paid in full at the time of sale of the underlying collateral, and that accounts payable ($113,634 at September 30, 1996), other payables ($9,600 at September 30, 1996) and all other obligations, claims and expenses (including those expenses associated with the dissolution) will be paid as they are incurred within 30 days of invoice. Other obligations (including the payment of $122,500 to Mr. Huff for deferred compensation) will be paid from proceeds obtained from the sale of the

Company's properties prior to the time that any distribution to shareholders is made.

     Accordingly, it is estimated by management that it will be necessary for the Company to receive net proceeds from the sale of its properties in an amount of not less than $300,000 in order to make a cash distribution to its shareholders as the result of the proposed liquidation, as this is the amount that is currently anticipated to be necessary to pay all of the Company's expected obligations, claims and expenses as of such time. Management believes that the Company will be able to sell its properties within the next twelve months for an amount in excess of $300,000, but (due to constant and unpredictable fluctuations in the market value of oil and gas properties) the amount that the Company will ultimately receive from the sale of its properties is currently not capable of being estimated with any degree of certainty.

     It is not currently envisioned that any amount will be retained by the Company for the payment of any contingencies which might arise after the date of the distribution, but the Board of Directors will diligently attempt to make certain that all such contingencies have been identified and satisfied before any distribution is made. It is currently anticipated that all remaining proceeds will be distributed to shareholders within 12 months after the date that authorization to dissolve is obtained from the shareholders.

     The Board may require shareholders to surrender their stock certificates as a condition of receipt of the distribution. The Company will close its stock transfer books on the close of business on a record date fixed by the Board for the liquidating distribution. Only shareholders of record on this record date will be entitled to the distribution and no transfers made subsequent to that date, except by will, intestate succession or operation of law, will be recognized on the books of the Company.

     The Colorado Business Corporation Act provides that the assets of a dissolved corporation that should be transferred to a creditor, claimant, or shareholder of the Company who cannot be found or who is not legally competent to receive them must be reduced to cash and deposited with the State treasurer as property presumed to be abandoned under State law. If the amount deposited is not claimed by such person within five years of the date for payment, it will be presumed to be abandoned and become the property of the State of Colorado.

     A Colorado corporation is permitted to revoke its dissolution within one hundred twenty days after the effective date of its dissolution, but such revocation would be required to be approved by the affirmative vote of at least a majority of the shares outstanding at a meeting called for such purpose. Upon adoption of such a resolution, a Statement of Revocation of Voluntary Dissolution would be filed with the Colorado Secretary of State and, upon filing the Revocation of Dissolution, would become effective and the Company would be permitted to carry on its business.

     The Board of Directors therefore recommends that the following resolution be adopted by the shareholders:

     RESOLVED, that the shareholders of Black Dome Energy Corporation (the "Company") hereby authorize the dissolution of the Company and the filing of Articles of Dissolution with the Office of the Colorado Secretary of State, and that upon the filing of such Articles of Dissolution, the activities of the Company shall thereafter be limited to those business activities appropriate to wind up the Company and liquidate its business and affairs, including collecting its assets, disposing of its properties that will not be distributed in kind to its shareholders, discharging or making provision for discharging its liabilities, distributing its remaining property among its shareholders according to their interests, and doing every other act necessary to wind up and liquidate its business and affairs.

Federal Income Tax Consequences
-------------------------------

     The following discussion summarizes the material federal income tax consequences to the Company and the shareholders of the proposed sale of assets and liquidation pursuant to the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect on the date of this Proxy Statement, the Treasury Regulations issued thereunder, and applicable administrative and judicial interpretations of the Code and Regulations which have been published on that date. This summary was prepared by the Company and is not based on an opinion of any legal or accounting firm.

     This discussion does not purport to address consequences which vary according to the particulars of a given shareholder's situation. Accordingly, for information concerning the precise impact of this transaction upon him, a shareholder should consult his own tax advisor.

Tax Consequences to Shareholders.
---------------------------------
     The cash proceeds distributed to a shareholder upon liquidation will be treated, for tax purposes, as received in exchange for his stock. The shareholder will be treated as having received capital gain or loss in the amount of the difference between the amount of the distribution and the basis of his or her stock. Whether there is gain or loss will depend on the amount distributed and the shareholder's tax basis for the stock. Whether the gain or loss is long-term or short-term will depend on the particular shareholder's holding period for the stock. If blocks of stock were acquired at different times or at different prices, separate computations of gain or loss must be made. The taxability of the liquidating transactions to a shareholder is determined as of the time that he receives, or is entitled to receive, the proceeds of liquidation. The mere cessation of business is not a liquidation, and shareholders are not thereby in constructive receipt of a liquidating dividend. However, a distribution may be treated as a complete liquidation even though a nominal amount of cash is reserved for contingencies.

     The capital gain or loss rule applicable to a complete liquidation applies as well to a liquidation carried out through a series of distributions. In general, any distribution which is one of a "series" in complete liquidation of the corporation is treated in the same manner as a single distribution in complete liquidation. A separate computation of gain or loss is not permitted with respect to the part of the stock first redeemed. The amount received is applied in reduction of the aggregate basis, and the excess over such aggregate basis is reportable as gain when received. Such gain, however, must be computed separately for each block of stock for the purpose of determining the applicable percentages of capital gain or loss required to be taken in account.

Tax Consequences to Company.
----------------------------
     The Tax Reform Act of 1986 repealed the tax rules which generally provided that a corporation which completely liquidated within a twelve month period would not be required to recognize any gain or loss on any sale of assets. Accordingly, the general rule which now applies is that corporations must recognize any gain or loss realized in the sale of property in contemplation of complete liquidation. However, because all or nearly all of the sales of assets in contemplation of the liquidation of the Company have been or are expected to be at a loss, this rule is not expected to have an impact on the Company.

     At present, it is not anticipated that an opinion of counsel will be rendered to the Company or the shareholders relative to the tax consequences of the described transactions. Due to the delay and expense which would be involved, no Internal Revenue Service ruling has been applied for.

     It is anticipated that a representative from the accounting firm of Halliburton, Hunter & Associates, P.C., the Company's principal accountants for the current year and the most recently completed fiscal year, is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the currently outstanding shares is required for approval of this proposal. The Board of Directors recommends a vote "FOR" this proposal, and all of the members of the Board of Directors have orally informed the Company that they currently intend to vote in favor of the proposal at the Meeting. As the members of the Board of Directors collectively own 62.50% of the Company's currently issued and outstanding shares (which is more than the amount necessary to approve the action proposed to be taken), no other votes by any shareholders will be necessary for the proposal to be adopted.

                      STOCK OWNERSHIP OF MANAGEMENT
                      AND CERTAIN BENEFICIAL OWNERS

     The Company currently has 73,755 shares of its common stock issued and outstanding, each share of which is entitled to one vote. No shares of any other class are issued or outstanding at the present time. The following table sets forth certain information as of September 30, 1996 with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to own beneficially more than five percent of the outstanding Common Stock, (ii) each executive officer of the Company, (iii) each Director and nominee for Director of the Company, and (iv) all executive officers and Directors (and nominees) of the Company as a group:

                                               Amount and
                                               Nature of
 Name and Address                              Beneficial        Percent
of Beneficial Owner         Title of Class     Ownership1       of Class
-------------------         --------------     ----------       --------
Edgar J. Huff(2)             Common Stock        43,698          59.25%
2374 Eldorado Lane           (No Par Value)
Evergreen, CO 80439

Robert C. Huff(4)            Common Stock           999           1.35%
9930 South 87th E. Ave.      (No Par Value)
Tulsa, OK  74133

James E. Huff(4)             Common Stock         1,099           1.49%
2414 Briar Ridge Dr.         (No Par Value)
Houston, TX  77057

Tish M. Hartman(3)           Common Stock           400            .54%
31499 Robinson Hill Road     (No Par Value)
Golden, CO  80403


Joseph R. Albi, Sr.(4)       Common Stock           300            .41%
P.O. Box 5271, T.A.          (No Par Value)
Denver, CO  80217

Joseph R. Albi, Jr.          Common Stock         7,249           9.83%
2864 East Clairton Drive     (No Par Value)
Highlands Ranch, CO  80126

Officers and/or              Common Stock        46,096          63.04%
Directors as a               (No Par Value)
Group (5 Persons)

(1) All beneficial owners have sole voting and investment power over shares indicated in the table.

(2)  President, Treasurer and Director of the Company.

(3)  Secretary of the Company.

(4)  Director of the Company.

     Edgar J. Huff currently controls the Company by virtue of his ownership of 59.25% of the Company's outstanding Common Stock. There is no arrangement known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

                        SELECTED FINANCIAL DATA
                        -----------------------
                           Nine Months
                           -----------
                       Ended September 30,       Years Ended December 31,
                       -------------------       ------------------------
                         1996       1995       1995       1994       1993
                         ----       ----       ----       ----       ----
Total Revenues        $450,707   $337,737    $440,661   $762,655     $677,537
--------------        --------   --------    --------   --------     --------
Oil and Gas Sales      441,954    328,573     402,627    592,513      647,328
-----------------     --------   --------    --------   --------     --------
Other Revenue            8,753      8,164      38,034    170,172       30,209
-------------         --------   --------    --------   --------     --------
Net Income (loss)       (4,770)   (59,245)   (320,121)   (23,449)      49,966
-----------------     ---------  ---------   ---------  ---------    --------
Net Income (loss)
-----------------
  per share               (.06)      (.80)      (4.35)*     (.32)*        .74*
-----------           ---------  ---------    ---------  ---------  ---------
Total Assets           451,938    650,261     411,046    718,918    1,040,364
------------          --------   --------     -------    --------   ---------
Obligations                                        --         --      120,000
-----------                                   -------     -------    --------
  Deferred Comp.       222,500    144,600     160,000     100,000     180,000
  --------------       -------    -------     -------     -------     -------
  Bank Debt - LOC       33,758     77,042      84,987     132,724     222,987
  ---------------      -------    -------     -------     -------     -------
  Book Value Per
  --------------
    Share                $0.98      $4.40       $1.05       $5.40       $5.72
  ---------            -------    -------     -------     -------      ------

 *   Earnings per share are restated to reflect the 1 for 1001 reverse stock
 ---------------------------------------------------------------------------
     split approved by shareholders on September 2, 1994.
     ----------------------------------------------------

     After the Company has disposed of its oil and gas properties in a
     -----------------------------------------------------------------
corporate dissolution and collected all of the proceeds from such sales,
------------------------------------------------------------------------
Colorado law provides that the Company must discharge (or make provision for
----------------------------------------------------------------------------
discharging) its liabilities.  The Company's existing liabilities as of
-----------------------------------------------------------------------
September 30, 1996 are as follows:
----------------------------------

     Current Liabilities:
     --------------------
          Accounts Payable                         $ 113,634
          ----------------                         ---------
          Note Payable - Bank                         33,758
          -------------------                      ---------
          Other Payables                               9,600
          --------------                           ---------
               Total Current Liabilities           $ 156,992
               -------------------------           ---------
          Amount Payable to Mr. Huff
          --------------------------
            as Deferred Compensation               $ 122,500*
            ------------------------               ----------

                  TOTAL LIABILITIES                $ 279,492
                  -----------------                ---------

  *  Mr. Huff received a cash payment of $100,000 on October 10, 1996 which
     ----------------------------------------------------------------------
     reduced the amount of deferred compensation due to him from $222,500 to
     -----------------------------------------------------------------------
     $122,500.
     ---------
     These liabilities and all other liabilities incurred between September 30, 1996 and the distribution of amounts to shareholders, including without limitation the costs associated with the holding of the subject Meeting of Shareholders (estimated to be $40,000), costs associated with the sale of the Company's properties (estimated to be $35,000), and the costs associated with winding up the Company's affairs and making a final distribution (estimated to be $25,000) would then be paid. The net amount remaining after the satisfaction of all of the Company's liabilities would then be distributed on a pro rata basis to all of the shareholders of the Company who are shareholders of record on the effective date of the dissolution as stated in the Articles of Dissolution to be filed with the Colorado Secretary of State (which date is currently anticipated to be the same as the Meeting date).

     Because there has been no established trading market in the Company's Common Stock for approximately the past ten years, no current market information concerning the Common Stock is available.

Description of Company's Business.
----------------------------------
     The Company explores for, develops and acquires interests in producing oil and gas leases for the purpose of resale of a portion of the working interest to industry participants, or for addition of reserves for its own account. The Company acquires and retains the operation of the oil and gas production from these leases.

     During the fiscal year ended December 31, 1995, the Company's revenues attributable to its overall income were derived primarily from the sale of oil and gas from its producing oil and gas leases.

     The Company is involved in the exploration, development and purchase and production of oil and gas properties as a general partner, joint venturer, or for its own account, and as an oil and gas lease operator. The Company's activities have in the past included the formation of joint ventures and drilling programs.

     The Company's principal products are natural gas, crude oil and oil field operations and supervision. Crude oil and natural gas are sold to various purchasers, which generally service the areas in which the producing wells are located. The Company operates oil and gas properties for its own account and for the account of other working interest owners in the property.

     There has been no public announcement of, and no information otherwise has been made public about, a new product or industry segment which would require the investment of a material amount of the Company's assets or which otherwise is material.

     The existence of commercial oil and gas reserves is essential to the ultimate realization of value from the Company's properties and thus may be considered a raw material essential to the Company's business. However, the acquisition, exploration, development, production, and sale of oil and gas are subject to many factors which are outside the Company's control. These factors include national and international economic conditions, availability of drilling rigs, casing, pipe, and other equipment and supplies, proximity to and capacity of pipelines, the supply and price of other fuels, and the

                                 13
                                 --
regulation of prices, production, transportation, and marketing by the Department of Energy and other federal and state governmental authorities. These factors have not materially hindered nor adversely affected the business of the Company; however, it is not known what, if any, additional regulations or constraints may arise, or to what extent, if any, they may affect the Company's operations. The Company acquires oil and gas properties from landowners, other owners of interests in such properties, or governmental entities.

     The Company does not own any patents, trademarks, licenses, franchises or concessions, except oil and gas leases and other interests granted by private landowners, the loss of any one of which could have a material impact on the Company.

     The Company's business is not seasonal in nature, except to the extent that natural gas prices may tend to fluctuate on a seasonal basis and development of its oil and gas properties and its ability to drill oil and gas wells and the availability of drilling rigs and other equipment, have occasionally been more restricted at calendar year end due to increased demand from tax-sheltered drilling programs conducted by others.

     It is the practice of the Company as well as others similarly situated in the industry to attempt to retain working capital in order to participate in the purchase of producing properties and the drilling and development of properties via partnerships, joint ventures and other arrangements, and to acquire significant blocks of undeveloped properties for future development and/or exploration. Working capital is not needed to meet rapid delivery requirements of customers, or to assure the Company of continuous allotments of goods from suppliers.

     During fiscal 1995, two customers accounted for 10% or more (individually) of total oil and gas sales: Boyd Resene and Associates, 73% and Helmerich & Payne Energy Services, Inc., 13%. The Company believes that it could be adversely affected by the loss of these major gas customers; however, there are numerous spot market gas purchasers who could be utilized for the sale of natural gas. During 1995, the Company sold oil and/or gas to eight (8) customers. No revenues were received in connection with foreign governments in which the Company acted as a producer.

     The Company has no backlog due to the nature of its business, nor is backlog material to an understanding of the Company's business.

     The Company has no material portion of its business which may be subject to renegotiation of profits or termination of contracts or subcontracts at the election of government.

     The purchase of existing producing properties and exploration, development and production of oil and gas are subject to considerable competition, and the Company is faced with strong competition from major and

                                  14
                                  --
medium sized oil and gas companies and other independent operators. The principal methods of competition in the industry for the acquisition of producing oil and gas properties and leases are industry sales packages and the solicitation, bidding and auctioning of individual producing properties, and the payment of bonus payments at the time of acquisition of leases. Companies with greater financial and operational resources, larger technical staffs and labor forces, better developed equipment for exploration, and more extensive experience will be in a better position than the Company to compete for such leases. In addition, the ability of the Company to market any oil or gas which it might produce could be severely limited by its inability to compete with larger companies operating in the same area who may be willing or able to offer any oil or gas produced by them at a price lower than that of the Company. In addition, the availability of a ready market for oil and gas will depend upon numerous factors beyond the Company's control, including the extent of domestic production and imports of oil and gas, proximity and capacity of pipelines, the overall foreign domestic supply and demand of oil and gas, and the effect of federal, state and local regulations of oil and gas production and sales. The Company has an insignificant competitive position in the oil and gas industry.

     The Company is engaged in finding and producing oil and gas, and no funds are allocated to product research and development in the conventional sense. Since its inception, the Company has not had any customer or government sponsored research activities relating to the development of new products, services or techniques or the improvement of existing products, services or techniques.

     The Company, as an owner and operator of oil and gas properties, is subject to various federal, state and local laws and regulations relating to the discharge of materials into, and protection of, the environment. These laws and regulations, among other things, impose liability on the Company for the cost of pollution clean-up resulting from operations, subject the Company to liability for pollution damages, require suspension or cessation of operations in affected areas and impose restrictions on the injection of liquids into subsurface aquifers that may contain groundwater.

     Environmental requirements may necessitate significant capital outlays which may materially affect the Company's earnings and potential earnings and could cause material changes in its form of business. The Company has made and will continue to make expenditures in its efforts to comply with these requirements which it believes are necessary business costs in the oil and gas industry. As of December 31, 1995, the Company is not aware of any existing environmental claims which would have a material adverse effect upon its capital expenditures, earnings or competitive position.

                                   15
                                   --

     There is no assurance, however, that existing laws or regulations or changes in or additions to laws or regulations regarding the protection of the environment will not adversely affect the Company. It is impossible to determine whether or to what extent the Company's future performance may be affected by environmental laws; however, management does not believe that such laws have had a material adverse effect on the Company's financial position or results of operations.

     The Company currently has one full-time salaried employee, one full-time non-salaried employee (Mr. Huff), one full-time contract employee, one part-time contract employee, and one contract engineer employed on a retainer basis who are directly engaged in its activities. The employees and retainer perform geologic, engineering and economic property evaluations, production enhancement design and operations, management and marketing of production on a daily basis, accounting, and secretarial and administrative services for the Company, as well as all general corporate management, under the direction of the Board of Directors.

     The Company has no material operations in foreign countries and no material portion of its sales or revenues is derived from customers in foreign countries.

     There are no current legal proceedings concerning the Company and there are none pending.

     There were no shareholder meetings of the Company held during the fiscal year ended December 31, 1995.

     From October 1980 through November 12, 1984, Black Dome's common stock was traded on the over-the-counter market under the symbol "BDEC" and the quotes were carried by NASDAQ during that period of time. NASDAQ voluntarily withdrew "BDEC" from the system on November 12, 1984 due to the depressed price of the stock. Since that date there has been sporadic trading in the Company's stock. At the present time, there are no market makers listed in the "pink sheets."

     The number of holders of record of Black Dome's no par value common stock at September 1, 1996 was approximately 1,616.

     Holders of common stock are entitled to receive such dividends as may be declared by Black Dome's Board of Directors. No dividends have been paid with respect to Black Dome's common stock and no dividends are anticipated to be paid in the foreseeable future.

                                  16
                                  --

Management's Discussion and Analysis of Financial Condition and Results of Operations.

     Liquidity and Capital Resources.
     --------------------------------
     Working capital (which incorporates current and deferred obligations) was
     -------------------------------------------------------------------------
$76,666 at September 30, 1996.  Working capital increased slightly by $2,137
----------------------------------------------------------------------------
during the year ended December 31, 1995.  This followed a working capital
-------------------------------------------------------------------------
increase of $84,031 in 1994.  Cash increased by $167,203 from December 31,
--------------------------------------------------------------------------
1995 to September 30, 1996, primarily due to increases in the prices that the
-----------------------------------------------------------------------------
Company received from its sales of oil and gas during that period.  Cash also
-----------------------------------------------------------------------------
increased in part because the Company did not attempt any recompletions on any
------------------------------------------------------------------------------
of its properties, and experienced fewer problems in maintaining its
--------------------------------------------------------------------
properties during the nine month period ended September 30, 1996, as compared
-----------------------------------------------------------------------------
to the comparable period in 1995.
---------------------------------

     The current ratio deficit was reduced from $190,692 to $76,666, an
     ------------------------------------------------------------------
improvement in liquidity of $114,026 during the nine months ended September
---------------------------------------------------------------------------
30, 1996.
---------

     As a source of additional working capital, the Company in 1992 obtained a
     -------------------------------------------------------------------------
$300,000 line of credit with a lending institution, which was secured with 10
-----------------------------------------------------------------------------
producing natural gas wells in Clark County, Kansas.  As of December 31, 1994,
------------------------------------------------------------------------------
a total of $132,724 was borrowed from the line of credit.  During 1995, the
---------------------------------------------------------------------------
Company reconstructed the debt obligations associated with the outstanding
--------------------------------------------------------------------------
balance of the line of credit.  As of December 31, 1995, the Company had bank
-----------------------------------------------------------------------------
debt obligations of $84,987 tied to an 8.5% note which matures on March 31,
---------------------------------------------------------------------------
1997.  $33,758 was owing on this obligation as of September 30, 1996.  In
-------------------------------------------------------------------------
addition, the Company held a $150,000 line of credit (which expired on July
---------------------------------------------------------------------------
18, 1996) secured with eight (8) Clark County, Kansas producing gas
-------------------------------------------------------------------
properties, against which no sums were borrowed as of either December 31, 1995
------------------------------------------------------------------------------
or September 30, 1996.
----------------------

     The Company currently has no commitments for capital expenditures.  The
     -----------------------------------------------------------------------
Company is utilizing its own cash resources to  accomplish the dissolution.
---------------------------------------------------------------------------
In general, the Company's financial condition does not permit the risk of
-------------------------------------------------------------------------
exploratory or development drilling activities unless outside risk capital
--------------------------------------------------------------------------
were to be obtained (and the Company is not currently seeking any such outside
------------------------------------------------------------------------------
capital in view of its pending dissolution).
--------------------------------------------

     As a result of significant production declines and the Company's
     ----------------------------------------------------------------
unsuccessful drilling and acquisition activity, net proved remaining reserves
-----------------------------------------------------------------------------
decreased significantly (26% on a Bbl equivalency basis) between December 31,
-----------------------------------------------------------------------------
1995 and December 31, 1994.  The estimated SEC net present value of total
-------------------------------------------------------------------------
proved reserves decreased from $1,281,621 at December 31, 1994 to $1,196,316
----------------------------------------------------------------------------
at December 31, 1995.  Higher 1995 received year-end oil and gas prices
-----------------------------------------------------------------------
cushioned the impact of lower 1995 reserve levels on the estimated SEC net
--------------------------------------------------------------------------
present value of total proved reserves.
---------------------------------------
                                   17
                                   --

     Absent the currently proposed liquidation, all of the foregoing
     ---------------------------------------------------------------
conditions would be expected to have a material adverse impact on the future
----------------------------------------------------------------------------
operations of the Company.  The Company's revenues are currently expected to
----------------------------------------------------------------------------
continuously decrease during the current fiscal year as properties are sold to
------------------------------------------------------------------------------
pay expenses, and as the remaining producing properties suffer normal declines
------------------------------------------------------------------------------
in production.  The Company does not currently have sufficient financial
------------------------------------------------------------------------
resources to purchase new producing properties to replenish expected
--------------------------------------------------------------------
production declines, or to replace properties that have been (and in all
------------------------------------------------------------------------
likelihood will continue to be) sold to pay operating expenses.  Expenses of
----------------------------------------------------------------------------
operations are not expected to decrease substantially until such time as all
----------------------------------------------------------------------------
of the Company's properties are sold, at which time it is expected that such
----------------------------------------------------------------------------
expenses will decrease significantly.
-------------------------------------

     During fiscal 1996, the Company intends to pursue the immediate
     ---------------------------------------------------------------
dissolution of the Company and the liquidation of its assets.  The recurring
----------------------------------------------------------------------------
losses from operations sustained by the Company (primarily as the result of
---------------------------------------------------------------------------
declining reserves, poor natural gas prices, inadequate reserve replacement
---------------------------------------------------------------------------
and relatively high fixed costs associated with maintaining operations) raise
-----------------------------------------------------------------------------
substantial doubt about its ability to continue as a going concern.  In the
---------------------------------------------------------------------------
event that for any reason the Company is unable to accomplish its dissolution
-----------------------------------------------------------------------------
in a timely manner, it would appear to be likely that the Company will
----------------------------------------------------------------------
continue to deplete its assets in order to meet its ongoing operating expenses
------------------------------------------------------------------------------
which will ultimately result in little or nothing being available for
---------------------------------------------------------------------
distribution to any of the Company's shareholders upon its eventual
-------------------------------------------------------------------
liquidation.  Management, believes, however, that if the Company is able to
---------------------------------------------------------------------------
successfully accomplish its dissolution within the next twelve months as
------------------------------------------------------------------------
planned, there is a substantial likelihood that all of the Company's assets
---------------------------------------------------------------------------
will be liquidated for an amount in excess of their current book value.
-----------------------------------------------------------------------

     Under Colorado law the Company is not permitted to sell substantially all
     -------------------------------------------------------------------------
of its assets without first obtaining approval from a majority of its
---------------------------------------------------------------------
shareholders.  The cost of holding such a shareholders' meeting (including
--------------------------------------------------------------------------
printing, mailing, legal and accounting expenses) is currently estimated to be
------------------------------------------------------------------------------
approximately $40,000.  These costs will reduce the amount that would
---------------------------------------------------------------------
otherwise have been available for distribution to shareholders upon
-------------------------------------------------------------------
liquidation.
------------

     Results of Operations.
     ----------------------
     During the nine months ended September 30, 1996, the Company experienced
     ------------------------------------------------------------------------
an increase in the price it received from oil and gas sales.  The increase in
-----------------------------------------------------------------------------
oil and gas sales for the nine months ended September 30, 1996, compared to
---------------------------------------------------------------------------
September 30, 1995, was $113,381, while production costs during the same
------------------------------------------------------------------------
period decreased by $6,454.  Although the volume of production during the
-------------------------------------------------------------------------
period ended September 30, 1996 was approximately the same or slightly less
---------------------------------------------------------------------------
than during the same period in 1995, the Company experienced an increase of
---------------------------------------------------------------------------
approximately 33% in the amount it received from sales of oil and gas products
------------------------------------------------------------------------------
which resulted in higher revenues for the period.  Production costs for the
---------------------------------------------------------------------------

                                  18
                                  --
nine month period ended September 30, 1995 were $135,490 as compared to
-----------------------------------------------------------------------
$141,944 for the nine months ended September 30, 1996.  For the nine months
---------------------------------------------------------------------------
ended September 30, 1996, production costs ($135,490) were 31% of revenues,
---------------------------------------------------------------------------
whereas for the comparable period in 1995, the percentage was 43% (production
-----------------------------------------------------------------------------
costs of $141,944).
-------------------

     Accounts receivable decreased by $7,515 during the nine month period
     --------------------------------------------------------------------
ended September 30, 1996 even though sales increased by $113,381 during the
---------------------------------------------------------------------------
same period.  This decrease in accounts receivable during the same period that
------------------------------------------------------------------------------
the Company experienced an  increase in sales is primarily the result of the
----------------------------------------------------------------------------
timing of the payments that were received by the Company from the various
-------------------------------------------------------------------------
purchasers of its oil and gas products.
---------------------------------------

     Depreciation and depletion during the comparable period increased $61,828
     -------------------------------------------------------------------------
as a result of increased production, with a corresponding increase in
----------------------------------------------------------------------
production taxes.  General and administrative expenses for the nine month
-------------------------------------------------------------------------
period ended September 30, 1995 were $177,401 compared to $175,297 for the
--------------------------------------------------------------------------
same period ended September 30, 1996 (a reduction of $2,104).
-------------------------------------------------------------

     Lower received natural gas prices, payment of a portion of the deferred
     -----------------------------------------------------------------------
compensation, declining production without reserve replacement and significant
------------------------------------------------------------------------------
depreciable and depletable costs resulted in the Company's loss of $320,121 or
------------------------------------------------------------------------------
$4.35 per share in 1995.  Low natural gas prices, payment of a portion of the
-----------------------------------------------------------------------------
deferred compensation, unsuccessful workover costs of two wells in Oklahoma,
----------------------------------------------------------------------------
and the costs associated with restructuring the Company contributed to the
--------------------------------------------------------------------------
loss of $27,449 or $0.32 per share in 1994.
-------------------------------------------

     During the fiscal year ended December 31, 1995, oil and gas revenues
     --------------------------------------------------------------------
decreased by $189,886 or 32% as compared to fiscal 1994, primarily as a result
------------------------------------------------------------------------------
of lower received natural gas prices, decreases in Company net oil and gas
--------------------------------------------------------------------------
production without reserve replacement and the sale of five (5) properties in
-----------------------------------------------------------------------------
1994.  At December 31, 1995, twenty-one wells were producing to contribute to
-----------------------------------------------------------------------------
this income.  Management expects normal production declines from the presently
------------------------------------------------------------------------------
producing wells during 1996.  At December 31, 1995, the Company was operating
-----------------------------------------------------------------------------
18 wells as opposed to 19 producing wells at December 31, 1994.  Current
------------------------------------------------------------------------
markets remain unstable and it is impossible to predict how these will
----------------------------------------------------------------------
function.  Any price increase or decrease prior to the liquidation of the
-------------------------------------------------------------------------
Company's properties will have a direct impact on revenues.
-----------------------------------------------------------

     Restructuring of the Company's operations and tighter control on costs
     ----------------------------------------------------------------------
resulted in decreases of $6,454 in production costs and $2,104 in general and
-----------------------------------------------------------------------------
administrative costs during the nine month period ended September 30, 1996.
---------------------------------------------------------------------------
The restructuring (which occurred in 1994) resulted in a $48,937 reduction in
-----------------------------------------------------------------------------
the amount of general and administrative expenses incurred by the Company
-------------------------------------------------------------------------
during the fiscal year ended December 31, 1995.  The restructuring did not
--------------------------------------------------------------------------
result in any reduction of expenses during the 1994 fiscal year because the
---------------------------------------------------------------------------
Company incurred the added expenses associated with conducting the
------------------------------------------------------------------

                                  19
                                  --
restructuring during that same period (which more than offset any reductions
----------------------------------------------------------------------------
in other expenses which were experienced at that time).
-------------------------------------------------------

     The Company experienced a net loss of $320,121 or $4.35 per share during
     ------------------------------------------------------------------------
1995 compared to a net loss of $27,449 or $.32 per share during 1994.  The
--------------------------------------------------------------------------
decrease in earnings is a direct result of significant operational/rework
-------------------------------------------------------------------------
expenses associated with properties, significantly lower received natural gas
-----------------------------------------------------------------------------
prices, and declining production without reserve replacement.
-------------------------------------------------------------

     Interest income has decreased in the past few years both because of
     -------------------------------------------------------------------
smaller amounts of invested cash and lower interest rates.
----------------------------------------------------------

     General and administrative costs decreased from $266,603 in 1994 to
     -------------------------------------------------------------------
$237,918 in 1995, primarily as a result of the elimination of one full-time
---------------------------------------------------------------------------
salaried employee during 1994.  However, overall general and administrative
---------------------------------------------------------------------------
costs remain high relative to the Company's size.  Management believes general
------------------------------------------------------------------------------
and administrative costs cannot be reduced below current levels while
---------------------------------------------------------------------
prudently managing the Company's assets.
----------------------------------------

     Oil and gas production costs decreased to $190,795 in 1995 as compared to
     -------------------------------------------------------------------------
$300,236 in 1994.  Both 1995 and 1994 oil and gas production costs reflect the
------------------------------------------------------------------------------
additional operational and re-work costs associated with acquired properties.
-----------------------------------------------------------------------------

     The acquisition of producing gas properties in 1991, 1992 and 1993
     ------------------------------------------------------------------
significantly increased Black Dome's reserves during those three years.
-----------------------------------------------------------------------
During 1994, the Company focused on re-working operations to improve and
------------------------------------------------------------------------
maintain production from all properties while recovering costs associated with
------------------------------------------------------------------------------
the acquisitions.  During 1994, the Company disposed of five (5) producing
--------------------------------------------------------------------------
properties.  During 1995, two (2) gas wells (1.73 net wells) in which the
-------------------------------------------------------------------------
Company held an interest were plugged and abandoned.  The Company was not
-------------------------------------------------------------------------
successful in adding reserves through drilling or acquisition activity during
-----------------------------------------------------------------------------
1995.
----

     During the fiscal year ended December 31, 1994, oil and gas revenues
     --------------------------------------------------------------------
decreased by $54,815 or 8% as compared to fiscal 1993, primarily as a result
----------------------------------------------------------------------------
of lower received natural gas prices.  At December 31, 1994, twenty-three
-------------------------------------------------------------------------
wells were producing to contribute to this income.  At December 31, 1994, the
-----------------------------------------------------------------------------
Company was operating nineteen wells as opposed to twenty-three producing
-------------------------------------------------------------------------
wells at December 31, 1993.
---------------------------

     The Company experienced a net loss of $23,449 or $.32/share during 1994
     -----------------------------------------------------------------------
compared to net earnings of $49,966 or $.74/share during 1993.  The decrease
----------------------------------------------------------------------------
in earnings was a direct result of significant operational and rework expenses
------------------------------------------------------------------------------
associated with properties acquired by the Company during 1993, as well as
--------------------------------------------------------------------------
significantly lower received oil and natural gas prices.
--------------------------------------------------------

                                  20
                                  --

     Interest income decreased in 1994 as compared to 1993 because of smaller
     ------------------------------------------------------------------------
amounts of invested cash and lower interest rates.  Costs associated with
-------------------------------------------------------------------------
reworking and maintenance of natural gas wells increased in 1994 as compared
----------------------------------------------------------------------------
to 1993.
--------

     Oil and gas production costs increased to $300,236 in 1994 as compared to
     -------------------------------------------------------------------------
$249,814 in 1993.  Both 1994 and 1993 oil and gas production costs reflected
----------------------------------------------------------------------------
the additional operational and re-work costs associated with acquired
---------------------------------------------------------------------
properties.
-----------

     During 1994, the Company focused on re-working operations to improve and
     ------------------------------------------------------------------------
maintain production from all properties while recovering costs associated with
------------------------------------------------------------------------------
the acquisitions.  During 1994, the Company disposed of five (5) producing
--------------------------------------------------------------------------
properties.  As a result of the Company's divestiture activity and lower
------------------------------------------------------------------------
received year end gas prices, net proved remaining reserves decreased between
-----------------------------------------------------------------------------
December 31, 1994 and December 31, 1993.
----------------------------------------

     Lower reserve levels and lower received natural gas prices, and the
     -------------------------------------------------------------------
divestiture of several problem properties with proved undeveloped reserves,
---------------------------------------------------------------------------
decreased the estimated SEC net present value of total proved reserves from
---------------------------------------------------------------------------
$2,739,716 at December 31, 1993 to $1,281,621 at December 31, 1994.  Lower
--------------------------------------------------------------------------
received year-end 1994 natural gas prices significantly impacted (lowered)
--------------------------------------------------------------------------
total proved reserves by shortening the projected economic life of the
----------------------------------------------------------------------
Company's properties as compared to 1993.
-----------------------------------------

     Current economic trends still indicate that costs of conducting business
     ------------------------------------------------------------------------
activities will not rise as rapidly as they have during the preceding
---------------------------------------------------------------------
inflationary years.
-------------------

     Governmental and foreign decisions over which Management has no control
     -----------------------------------------------------------------------
could impact the prices received for the Company's oil and gas and could have
-----------------------------------------------------------------------------
a very serious effect on profits.  It is impossible to predict long-term or
---------------------------------------------------------------------------
even short-term trends in pricing.
----------------------------------

     Recent Accounting Standards.
     ----------------------------

     Statement of Accounting Standards No. 121, "Accounting for the Impairment
     -------------------------------------------------------------------------
of Long-Lived Assets to be Disposed Of" (SFAS No. 121), was issued by the
-------------------------------------------------------------------------
Financial Accounting Standards Board in March 1995.  SFAS No. 121 established
-----------------------------------------------------------------------------
financial accounting standards for the impairment of long-lived assets,
-----------------------------------------------------------------------
certain identifiable intangibles, and goodwill related to those assets to be
----------------------------------------------------------------------------
held and used and for long-lived assets and certain identifiable intangibles
----------------------------------------------------------------------------
to be disposed of.  Although the Company will include the disclosures required
------------------------------------------------------------------------------
by SFAS No. 121 in the notes to its future financial statements, no impact on
-----------------------------------------------------------------------------
any future financial statements is currently anticipated because of the
-----------------------------------------------------------------------
substantial likelihood that all of the Company's assets will be liquidated for
------------------------------------------------------------------------------
amounts in excess of their current book values.
-----------------------------------------------

     In addition, Statement of Accounting Standards No. 123, "Accounting for
     -----------------------------------------------------------------------
Stock Based Compensation" (SFAS No. 123), was issued by the Financial
---------------------------------------------------------------------

                                  21
                                  --

Accounting Standards Board in October 1995.  SFAS No. 123 established
---------------------------------------------------------------------
financial accounting standards for stock-based employee compensation plans as
-----------------------------------------------------------------------------
well as transactions in which an entity issues its equity instruments to
------------------------------------------------------------------------
acquire goods or services from non-employees.  The Company will include the
---------------------------------------------------------------------------
disclosures required by SFAS No. 123 in the notes to future financial
---------------------------------------------------------------------
statements, but no impact on any future financial statements is currently
-------------------------------------------------------------------------
anticipated because no such issuances are currently planned.
------------------------------------------------------------

Description of Properties.

     Reserves. Proved developed and undeveloped oil and gas reserves of the Company at December 31, 1995 and December 31, 1994 were computed by Joseph R. Albi, Jr., a consulting petroleum engineer and former Executive Vice President of the Company, and were audited by Donald M. Osmus, a consulting Petroleum Engineer. Proved developed and undeveloped oil and gas reserves of the Company at December 31, 1993 were computed by the Company and audited by Donald M. Osmus.

     All of the Company's reserves are located in the continental United States and the majority of the properties comprising these reserves are operated by Black Dome Energy Corporation.

                                     Reserve Category
Proved Developed           Proved Undeveloped        Total Proved
                   (1)                         (2)

December 31,  (Bbls)*    (Mcf)**      (Bbls)*    (Mcf)**   (Bbls)*    (Mcf)**
  1993        25,985    2,664,920     9,005      4,169     34,990    2,669,089
  1994         9,355    2,031,425       --         --       9,355    2,031,425
  1995         9,825    1,431,318       --      52,256      9,825    1,483,574

 *   Refers to barrels consisting of 42 U.S. gallons.

 ** Refers to a volume of 1,000 cubic feet under prescribed conditions of pressure and temperature and represents the basic unit for measuring the volume of natural gas.

     Proved Developed Reserves. These are proved reserves which can be expected to be recovered through existing wells with existing equipment and operating methods. This classification includes:

     Proved Developed Producing Reserves. These are proved developed reserves which are expected to be produced from existing completion interval(s) now open for production in existing wells; and

     Proved Developed Non-Producing Reserves. These are proved developed reserves which exist behind the casing of existing wells, or at minor depths below the present bottom of such wells, which are expected to be produced through these wells in the predictable future, where the cost of making such

                                 22
                                 --
oil and gas available for production should be relatively small compared to the cost of a new well.

          Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery are included as "Proved Developed Reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

     Proved Undeveloped Reserves. These are proved reserves which are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage are limited to those drilling units offsetting productive units, which are reasonably certain of production when demonstrated with certainty that there is continuity of production from the existing productive formation. Estimates for proved undeveloped reserves may be attributable to acreage for which an application of fluid injection or other improved recovery technique is used or contemplated only where such techniques have been proved effective by actual tests in the area and in the same reservoir.

     Present Value of Estimated Future Net Revenues from Proved Developed and Proved Undeveloped Oil and Gas Reserves. The table below presents, as of the end of 1995, 1994 and 1993, the present value of the estimated future net revenues attributable to proved developed reserves and proved undeveloped reserves discounted at an annual rate of ten percent (10%) per year.

Present Value of Future
 Net Revenues (dis-               Future Net Revenues
counted at 10%) as of      Proved       Proved      Total
   December 31,           Developed     Undeveloped     Proved
     1993                $2,720,531       $19,185     $2,739,716
     1994                $1,281,621       $     0     $1,281,621
     1995                $1,175,279       $21,037     $1,196,316

     While it is reasonable to anticipate that the prices received from the future sale of production may be higher or lower than the prices used in the evaluation described above, and the operating and other costs relating to such production may increase above existing levels, such increases in prices and costs have been omitted from consideration in making these evaluations in accordance with rules adopted by the Securities and Exchange Commission.

     The Company emphasizes that reserve estimates and rates of production are inherently imprecise and that estimates of new discoveries and non-producing and/or undeveloped reserves are more imprecise than those of mature producing

                                  23
                                  --
oil and gas properties. Accordingly, the estimates are subject to change as further information becomes available.

     For additional information concerning oil and gas revenues, see Note 6 to the Financial Statements.

     Reserves Reported to Other Agencies. The Company did not file any oil or gas reserve estimates with, or include such estimates in reports to, any other federal governmental authority or agency within its last fiscal year.

     Production. The following table shows the Company's net quantities of oil (including condensate and natural gas liquids) and of gas produced for each of the Company's past three fiscal years:

                                    Net Oil and Gas Production
                                      Year Ended December 31,
                              1995              1994            1993
Gas (Mcf)                   261,562            309,210         286,162
Oil/Condensate (Barrels)      1,382              2,747           2,783

     The Company has no long-term supply or similar arrangements with foreign governments or authorities.

     Average Sales Price and Production Costs. The average sales prices (including transfers) and production costs per barrel of oil and Mcf of gas received by the Company for the fiscal years ended December 31, 1995, 1994 and 1993, were as follows. Equivalent barrels of production were calculated on the basis of 6 Mcf equals 1 Barrel.

                 Oil (Per Bbl)     Gas (Per Mcf)     Production (MCF)
 Year Ended         Sales             Sales              Costs of
December 31,        Price             Price           Equivalent Bbls
     1995          $17.10             $1.45                $4.24
     1994           16.97              1.83                 6.21
     1993           16.73              2.10                 5.83

     Productive Wells and Acreage.  The following tables set forth the
Company's: (i) total gross and net productive oil and gas wells, and (ii) total gross and net developed acreage, both as of December 31, 1995:

     Productive Oil and Gas Wells. As of December 31, 1995, the Company owned an interest in 21 oil and/or gas properties, 18 of which are operated by the Company. The following depicts the number of gross and net oil and gas wells producing or capable of production in which the Company owned an interest at the end of the last fiscal period.

                                 24
                                 --

                       Total Wells (Gross)*        Total Wells (Net)**
                      Oil    Gas     Total        Oil      Gas    Total
December 31, 1995      2     19       21         1.03     14.64    15.67

     The above numbers reflect a reduction of two (2) gross wells (1.73 net wells) which were plugged and abandoned in 1995.

 * A "gross well or acre" is a well or acre in which a working interest is owned. The number of gross wells or acres is the total number of wells or acres in which a working interest is owned.

 ** A "net well or acre" exists when the sum of the fractional ownership working interests in gross wells or acres equals one. The number of net wells or acres is the sum of fractional working interests owned in gross wells or acres, expressed as whole numbers and fractions thereof.

     Developed Acreage. The following depicts the number of gross and net developed acres in which the Company owned an interest at the end of the Company's last fiscal year.

                              Gross Acres          Net Acres
December 31, 1995               9,191                 6,078

     Undeveloped Acreage. The following table sets forth information regarding undeveloped acreage in which the Company has an interest.

     Location                    Gross Acres               Net Acres
     Kansas                         160                       105
     Texas                           28                        10

               Total                188                       115

     As of the date of this filing, the Company's total undeveloped acreage is held by production and is not subject to expiration until the producing well or wells which it holds is/are non-commercial or plugged and abandoned.



                                   25
                                   --

     Drilling Activity. The following summarizes the drilling activity of the Company during each of the last three fiscal years.

Year Ended         Total         Development               Exploratory
December 31,       Wells     Oil     Gas     Dry     Oil     Gas     Dry
1995-
     Gross Wells     1        0       1       0       0       0       0
     Net Wells      .4        0      .4       0       0       0       0

1994-
     Gross Wells     0        0       0       0       0       0       0
     Net Wells       0        0       0       0       0       0       0

1993-
     Gross Wells     0        0       0       0       0       0       0
     Net Wells       0        0       0       0       0       0       0

     Present Activities. The Company participated in the unsuccessful drilling of one (1) gross well (.4 net well) during the fourth quarter of 1995. Two (2) gross wells (1.73 net wells) in which the Company held an interest were plugged and abandoned during 1995. No additional oil and/or gas properties were acquired by the Company during 1995.

     Delivery Commitments. As of March 21, 1996, the Company was not obligated to provide a fixed and determinable quantity of oil or gas in the future pursuant to existing contracts or agreements, nor has the Company had any significant delivery commitments since its inception on December 12, 1979.

                         FINANCIAL STATEMENTS
                         --------------------
     The financial statements of the Company for the fiscal year ended December 31, 1995, including audited financial statements as of and for the years ended December 31, 1995, 1994 and 1993, and unaudited financial statements as of September 30, 1996, and for the nine months then ended, are attached hereto and are incorporated by this reference into this Proxy Statement.

                  AVAILABILITY OF REPORT ON FORM 10-K
                  -----------------------------------
     Upon written request, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1995, to each shareholder of record or each shareholder who holds stock in the name of a bank or broker as nominee as of the close of business on the record date. Any request by a shareholder for the Company's Annual Report on Form 10-K should be mailed to the Company at 1536 Cole Boulevard, Suite 325, Golden, Colorado 80401.


                                26
                                --

                         SHAREHOLDER PROPOSALS
                         ---------------------
     In the event that the authorization to dissolve the Company is approved, the Board of Directors anticipates that the Company will not hold an annual meeting of its shareholders prior to the dissolution of the Company. However, in the event that an annual meeting of the Company's shareholders is held in the future, any proposal by a shareholder intended to be presented at the Company's next annual meeting of shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the proxy statement and proxy for that meeting are mailed to shareholders in order to be included in the Company's proxy statement and proxy relating to that meeting.

                            OTHER BUSINESS
                            --------------
     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

                             MISCELLANEOUS
                             -------------
     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                    By Order of the Board of Directors


BY (Signature)                  /s/Edgar J. Huff
(Name and Title)                Edgar J. Huff, President
(Date)                          November 19, 1996

Denver, Colorado

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. A SELF-ADDRESSED, POSTAGE PAID ENVELOPE IS ENCLOSED FOR MAILING.




                                 27
                                 --

                   INDEX TO FINANCIAL STATEMENTS


                                                            Page

December 31, 1995 and 1994

Report of Independent Certified Public Accountants           F-1

Balance Sheet at December 31, 1995 and 1994                  F-2

Statement of Income at December 31, 1995, 1994, 1993         F-5

Statement of Stockholders' Equity at December 31, 1995       F-6

Statement of Cash Flows at December 31, 1995, 1994, 1993     F-7

Notes to Financial Statements                                F-8 - F-14

September 30, 1996 Unaudited

Balance Sheet of September 30, 1996 and
  December 31, 1995                                          F-15 - F-16

Statement of Operations for nine months ended
  September 30, 1996 and 1995 and three months
  ended September 30, 1996 and 1995                          F-17

Statement of Cash Flows for nine months ended
  September 30, 1996 and 1995 and three months
  ended September 30, 1996 and 1995                          F-18

Notes to Financial Statements                                F-19

Management's Discussion and Analysis of Financial
  Condition and Results of Operations                        F-20






                                   28
                                   --

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Board of Directors and Stockholders
Black Dome Energy Corporation
Evergreen, Colorado


We have audited the balance sheet of Black Dome Energy Corporation as of December 31, 1995 and 1994 and the related statements of income, stockholders' equity, and cash flows for the three years ended December 31, 1995, 1994, and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Black Dome Energy Corporation as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the three years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 1995, the Company elected to change its method of accounting for depreciation of lease and well equipment from the straight line method to the unit of production method and the financial statements have been restated to reflect the change.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BY(Signature)                /s/ Halliburton, Hunter & Associates, P.C.
                                 Littleton, Colorado
(Date)                       March 14, 1996

                     BLACK DOME ENERGY CORPORATION

                             Balance Sheet

                      December 31, 1995 and 1994

                  BLACK DOME ENERGY CORPORATION

                          Balance Sheet

                                                      December 31,
                                               -------------------------
                                               1995                 1994

Assets

Current assets:
     Cash                                       $  63,008        $  53,429
     Accounts receivable:
          Joint interest owners                    10,158           10,357
          Oil and gas sales                        69,772           86,273
          Other                                       200            1,556
                                               ----------         --------
               Total current assets               143,138          151,615
                                               ----------         --------
Property and equipment, at cost:
     Oil and gas properties, net (successful
          efforts method)                         220,994          503,499
     Other property and equipment, net of
          accumulated depreciation of $58,367
          and $51,427, respectively                 1,988            7,589
     Inventory of well equipment                   44,926           53,921
                                                ---------        ---------
                                                  267,908          455,486
                                                ---------        ---------
Other assets:
     Deposit                                          ---            2,294
                                                ---------        ---------







                                                $ 411,046        $ 718,918










See accompanying notes to financial statements

              Liabilities and Stockholders' Equity
              ------------------------------------
Current liabilities:
     Note payable, bank                              $ 84,987         ---
     Line-of-credit                                       ---     132,724
     Accounts payable, trade                           78,581      79,257
     Accounts payable, officer                          9,600       9,600
     Accrued interest                                     662         ---
     Deferred compensation                            160,000     100,000
                                                      -------     -------
               Total current liabilities              333,830     321,581
                                                      -------     -------


Commitments and Contingencies

Stockholders' equity:
     Common stock, no par value.  Authorized
      75,000,000 shares; issued and outstanding
      73,755 shares in 1995 and 73,455 shares
      in 1994                                         292,415     292,415
     Additional paid-in capital                     1,877,938   1,877,938
     Accumulated deficit                           (2,111,137) (1,791,016)
                                                   ----------- -----------
                                                       77,216     397,337
                                                   ----------- -----------

                                                    $ 411,046   $ 718,918
                                                   =========== ===========









                     BLACK DOME ENERGY CORPORATION

                         Statement of Income

                                                         December 31,
                                                 --------------------------
                                                 1995        1994      1993
                                                 ----        ----      ----
Revenue:
  Oil and gas sales                            $ 402,627   592,513    647,328
  Operating income                                38,034    19,879     28,402
  Gain (loss) on property disposition                ---   142,852        ---
  Interest income                                    366     2,413      1,804
  Other income (loss)                                357     4,998          3
                                                 -------   -------    -------
                                                 441,384   762,655    677,537
                                                 -------   -------    -------
Costs and expenses:
  Oil and gas production                         166,262   300,236    249,814
  Production and windfall profit taxes            22,737    37,136     44,461
  Depreciation, depletion and amortization       199,519    92,219     74,894
  ----------------------------------------
  Exploration expense                             10,110       216        616
  Write-off non-productive wells                  15,438    65,955        ---
  Interest                                        14,250    17,739     10,200
  General and administrative                     223,666   272,603    247,586
                                                 -------   -------    -------
                                                 651,982   786,104    627,571
                                                 -------   -------    -------
  Earnings (loss) before income taxes           (210,598)  (23,449)    49,966

Provision for income tax                             ---       ---     10,000
  Net earnings (loss) before income             ---------  --------    ------
    tax benefit                                 (210,598)  (23,449)    39,966
Income tax benefit                                   ---       ---     10,000
                                                ---------  --------    ------
Earnings (loss) before cumulative affect
     of a change in accounting principle        (210,598)  (23,449)    49,966
                                                ---------  --------    ------
Cumulative effect on prior years (to December
---------------------------------------------
  31, 1994) of changing to a different
  ------------------------------------
  depreciation method                            109,523       ---        ---
  -------------------                           ---------  --------    ------
        Net earnings (loss)                     (320,121)  (23,449)    49,966
        -------------------                     =========  ========    ======
Earnings (loss) per common share before
---------------------------------------
  cumulative effect of a change in accounting
  -------------------------------------------
  principle(1)                                  $  (2.86)     (.32)       .74
  ------------
Cumulative effects on prior years (to December
----------------------------------------------
  31, 1994) of changing to a different
  ------------------------------------
  depreciation method                              (1.49)      ---        ---
  -------------------                             -------    ------      -----
        Net earnings (loss) per common share       (4.35)     (.32)      (.74)
        ------------------------------------      =======   =======    =======
           Weighted average number of shares      73,605    72,866     67,433
                                                  =======   =======    =======
Proforma amounts assuming the new depreciation
----------------------------------------------
 method is applied retroactively:
 --------------------------------
     Income (loss) before effect of changing
      --------------------------------------
      a depreciation method                    $(210,598)  (23,449)    49,966
      ---------------------
     Retroactive application of changing
     -----------------------------------
      depreciation methods                           ---   (20,999)   (43,628)
      --------------------                     ---------   --------   --------
       Net income (loss) after retroactive
       -----------------------------------
          change                               (210,598)   (44,448)     6,338
          ------                               =========   ========     =====
     Earnings per common share after
     -------------------------------
      retroactive application of changing
      -----------------------------------
          depreciation method                 $   (2.86)      (.61)       .10
          -------------------                 ==========   ========     =====

(1) Calculated after one-for-1,001 share reverse split


See accompanying notes to financial statements

                     BLACK DOME ENERGY CORPORATION

                  Statement of Stockholders' Equity

                           Common Stock
                        -------------------  Additional Accumulated   Total
                                     Stated    Paid-in    Earnings  Stckhldrs'
                        Shares       Value     Capital   (Deficit)    Equity
                      ----------   ---------  ---------  -----------  -------
Balance at  December
 31, 1992             67,500,000   $ 283,040  1,886,495  (1,817,533)  352,002
                      ----------   ---------  ---------  -----------  -------
Contribution of
---------------
  office space for
  ----------------
  year ended
  ----------
  December 31, 1993                              12,000                12,000
  -----------------
Net earnings for the
--------------------
  year ended December
  -------------------
  31, 1993                  ---          ---        ---      49,966    49,966
  --------             --------      -------     ------      ------    ------
Balance at December
  31, 1993           67,500,000      283,040  1,898,495  (1,767,567)  413,968
                     ----------      -------  ---------  -----------  -------
Stock issued in
  lieu of annual
  compensation        7,500,000        9,375        ---         ---     9,375

Contribution of
---------------
  office space for
  ----------------
  the six months
  --------------
  ended June 30,
  --------------
  1994                                            6,000                 6,000
  ----
Reverse split of
----------------
  stock one-for-
  --------------
  1,001, and
  ----------
  retirement of
  -------------
  treasury stock    (74,926,545)        ---      (8,557)        ---    (8,557)
  --------------
Net loss for year           ---         ---         ---    ( 23,449)  (23,449)
-----------------   ------------  ----------  ----------   ---------  --------
Balance at December
  31, 1994               73,455     292,415   1,895,938  (1,791,016)  397,337
                    ------------  ----------  ---------  -----------  -------
Stock issued to
  employees for
  bonus                     300         ---         ---         ---       ---
Net loss for year           ---         ---         ---    (320,121) (320,121)
-----------------     ---------     -------      ------    --------- ---------
Balance at December
     31, 1995            73,755   $ 292,415   1,895,938  (2,111,137)   77,216
                      =========   =========   =========  ===========  =======

See accompanying notes to financial statements

                     BLACK DOME ENERGY CORPORATION

                        Statement of Cash Flows

                                                       December 31,
                                             -------------------------------
                                             1995         1994          1993
                                             ----         ----          ----
Cash flows from operating activities:
  Net earnings (loss)                     $(320,121)    (23,449)      49,966
  -------------------
  Depreciation, depletion, amortization     199,519      92,219       74,894
  -------------------------------------
  Cumulative effect of accounting change    109,523         ---          ---
  (Gain) loss on property dispositions          ---    (142,852)         ---
  Write-off non-producing properties         15,438      65,955          ---
  ----------------------------------
  Office space contributed                      ---       6,000       12,000
  ------------------------
Changes in assets and liabilities:
  (Increase) decrease in receivables         18,056      16,444       15,011
  Increase (decrease) in accounts payable      (676)   (133,552)      78,863
  Increase (decrease) in other liabilities      662         ---          ---
  (Increase) decrease in other assets         2,294         729        3,024
  Increase (decrease) in deferred
    compensation                             60,000     (80,000)      60,000
                                            -------     --------      ------
      Net cash provided (used) by
       operating activities                  84,695     (198,506)     293,758
                                            -------     ---------     -------
Cash flows from investing activities:
  Acquisition of properties                     ---          ---     (197,580)
     Proceeds from property dispositions        ---      164,424        7,193
     Purchase of equipment                  (36,374)     (59,698)    (222,082)
     ---------------------
     Purchase of well equipment inventory,
          net of transfers to wells           8,995      (20,115)      22,336
                                            --------     --------     -------
         Net cash (used in) provided by
           investing activities              (27,379)      84,611    (390,133)
                                            ---------     --------   ---------
Cash flows from financing activities:
  Increase (decrease) in line-of-credit      (41,215)     (91,263)    223,987
  -------------------------------------
  Increase (decrease) in notes payable        (6,522)         ---       2,800
  ------------------------------------
  Issuance of common stock                       ---        9,375         ---
     Acquisition of Treasury stock               ---       (8,557)        ---
                                             --------     ---------   -------
       Net cash (used in) provided by
         financing activities                (47,737)     (90,445)    226,787
                                             --------
       Increase (decrease) in cash             9,579     (204,340)    130,412

Cash balance at beginning of year             53,429      257,769     127,357
                                             -------      -------     -------
Cash balance at end of year                 $ 63,008       53,429     257,769
                                            ========       ======     =======

 * During the current year, the line-of-credit was converted to a note payable in the amount of $91,509. See Note 11 to financial statements.

See accompanying notes to financial statements

                     BLACK DOME ENERGY CORPORATION

                     Notes to Financial Statements

                      December 31, 1995 and 1994

1.     Summary of Significant Accounting Policies:
--------------------------------------------------
Operations of the company
-------------------------
     Black Dome Energy Corporation was incorporated as a Colorado corporation on December 12, 1979 and was in the development stage through 1980. The Company is involved in exploration for oil and gas and the acquisition, development, and operation of oil and gas leasehold interests.

     Income from oil and gas sales as recognized as deliveries are made to the
     -------------------------------------------------------------------------
purchasers.  Operating income is recognized as services are performed in the
----------------------------------------------------------------------------
management and operations of the producing properties.
------------------------------------------------------

     If the Company determines that disposal of its producing properties is
     ----------------------------------------------------------------------
necessary, in accordance with Statement of Financial Accounting Standards No.
-----------------------------------------------------------------------------
121, paragraph 19, the following should be considered.  The Company would
-------------------------------------------------------------------------
dispose of part of all property and equipment at a date to be determined.  At
-----------------------------------------------------------------------------
December 31, 1995, the carrying amount of those assets was $267,908.  The
-------------------------------------------------------------------------
Company would not incur a loss on the disposal of the producing properties.
---------------------------------------------------------------------------

Property and equipment and depreciation, depletion, and amortization
--------------------------------------------------------------------
     The Company follows the successful-efforts method of accounting for oil and gas exploration and development costs. Under this method, lease acquisition costs and exploration and development costs attributable to the finding and development of proved reserves are capitalized. Exploratory dry hole costs and other nonproductive oil and gas activities are expensed. Costs of nonproductive leases are charged to expense when abandoned or substantially impaired, based upon a property-by-property evaluation. Capitalized costs relating to producing properties are depleted or depreciated on the units-of-production method based on the total of proved reserves.
Expenditures for repairs and maintenance costs and delay rentals are charged to expense as incurred; renewals and betterments are capitalized. The cost and related accumulated depreciation, depletion, or amortization of property sold or otherwise retired are eliminated from the accounts; and gains or losses on dispositions are reflected in the consolidated statement of operations. Furniture, office equipment, and an automobile are depreciated using the straight-line method of depreciation over the estimated useful lives of the assets.

     Depreciation of lease and well equipment has been computed by the units
     -----------------------------------------------------------------------
of production method in 1995.  Depreciation is recorded only on well equipment
------------------------------------------------------------------------------
that has been placed in service.  Depreciation of lease and well equipment in
-----------------------------------------------------------------------------
prior years, beginning in 1980, was computed by the straight line method.  The
------------------------------------------------------------------------------
new method of depreciation was adopted to better recognize the matching of
--------------------------------------------------------------------------
revenues and depreciation expenses and has been applied retroactively to
------------------------------------------------------------------------
equipment acquisitions of prior years.  The effect of the change in 1995, was
-----------------------------------------------------------------------------
to decrease income by approximately $56,000 (or $.76 per share).  The
---------------------------------------------------------------------
adjustment of $109,523 to apply retroactively the new method is included in
---------------------------------------------------------------------------
net loss of 1995.  The pro forma amounts shown on the income statement have
---------------------------------------------------------------------------
been adjusted for the effect of retroactive application on depreciation.
------------------------------------------------------------------------

Inventory
---------
     Inventory of lease and well equipment is valued at the lower of cost or market. Cost is determined by either the specific identification method or average cost method depending on the nature of the inventory item.

Income taxes
------------
     The Company accounts for income taxes using tax-liability method in accordance with Financial Accounting Standards Board Statement No. 109. The effect of Statement 109 will not have a material effect on the financial statements of the Company. The benefit of tax carryforwards has not been recognized because realization is not assured.

                 BLACK DOME ENERGY CORPORATION

                    December 31, 1995 and 1994



1.     Summary of Significant Accounting Policies:
--------------------------------------------------
Gain (loss) per share
---------------------
     Gain (loss) per common share is computed on the basis of the weighted average number of shares of common stock and common stock equivalents outstanding during the year. There were 73,755 shares outstanding at December 31, 1995 and 73,455 at December 31, 1994, after allowing for the one-for 1,001 reverse split during in 1994.

Basis of presentation and going concern
---------------------------------------
     The accompanying financial statements have been prepared on a going-concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and to increase sales to a level where the Company becomes profitable. The Company's management believes it will be able to attain these goals. If unable to attain these goals, the Company will consider disposition
        ----------------------------------------------------------------------
of some or all of its producing properties.  The Company believes that it will
------------------------------------------------------------------------------
be able to dispose of its producing properties at a value in access of its
--------------------------------------------------------------------------
book value.
-----------

     The Company has reviewed the Statements of Financial Accounting Standards
     -------------------------------------------------------------------------
No. 121 and 123 and believes that there will be no impact on its future
-----------------------------------------------------------------------
financial statements.
---------------------

2.     Oil and Gas Operations:
------------------------------
     Information related to the Company's oil and gas operations is summarized as follows:

                                                     December 31,
                                           1995           1994         1993
                                       ---------------------------------------
  Capitalized costs:
      Unproved properties               $      ---         ---           ---
      Proved oil and gas properties        885,006     866,280       958,459
                                        ----------   ---------     ---------
                                           885,006     866,280       958,459
                                        ----------   ---------     ---------
      Accumulated depletion,
        depreciation and amortization      664,012     362,781       336,943
                                        ----------   ---------     ---------
                                        $  220,994     502,499       621,516
                                        ==========   =========     =========
     Costs incurred in oil and gas
        producing activities:
         Property acquisition costs            ---         ---       197,580
               Exploration costs            10,110         216           616
               Production costs            188,999     337,372       294,275
               Depreciation, depletion,
               and amortization expense    199,519     119,218       130,522
                                         ---------    --------      --------
                                         $ 398,628     456,806       622,993
                                         =========   =========     =========
     Sales of oil and gas, net of
          production costs               $ 213,678   $ 255,141     $ 353,053
                                         =========   =========     =========

                        BLACK DOME ENERGY CORPORATION

                          December 31, 1995 and 1994




3.     Income Taxes:
--------------------
     At December 31, 1995, net operating losses available for federal income
     -----------------------------------------------------------------------
tax purposes total approximately $1,250,000, of which $189,000, $187,000,
-------------------------------------------------------------------------
$237,000, $151,000, $250,000, $36,000 and $200,000 will expire in 1996, 1997,
-----------------------------------------------------------------------------
1998, 1999, 2000, 2006, and 2007 respectively.  Investment tax credit
---------------------------------------------------------------------
carryforwards at December 31, 1995, total $13,800 of which, $8,900, $2,000,
---------------------------------------------------------------------------
$2,800, and $100 will expire in 1996, 1997, 1998, and 1999, respectively, if
----------------------------------------------------------------------------
not utilized.
-------------

     The Company reports income for financial statements and income tax
     ------------------------------------------------------------------
reporting on the same basis of accounting.
------------------------------------------

     The Financial Accounting Standards Board issued Statement No. 109,
     ------------------------------------------------------------------
"Accounting for Income Taxes", which employs an asset and liability approach
----------------------------------------------------------------------------
for income taxes, the objective of which is to recognize the amount of current
------------------------------------------------------------------------------
and deferred tax payable at the date of the financial statements using the
--------------------------------------------------------------------------
provisions of enacted tax laws.  The Company has applied the provisions of
--------------------------------------------------------------------------
Statement 109 in the accompanying financial statements.  The net operating
--------------------------------------------------------------------------
loss carryforward of approximately $1,250,000 results in tax recovery assets
----------------------------------------------------------------------------
of approximately $625,000; however a valuation reserve has been recorded for
----------------------------------------------------------------------------
the full amount due to the uncertainty regarding the realizability of the
-------------------------------------------------------------------------
deferred tax assets.
--------------------


4.     Employment Contracts:
----------------------------
     On May 8, 1991, the Company entered into an employment contract with E.
J. Huff as President of Black Dome for a four-year period beginning January 1, 1991 and ending December 31, 1994. The contract provides for annual compensation of $9,600 paid currently and $60,000 to be deferred to the final year of the contract. At December 31, 1994, $240,000 for the first four years of deferred compensation had been recognized by the Company and payment of $140,000 had been made. The deferred compensation is unfunded.

     During 1992 and 1994 in lieu of his $9,600 annual compensation and with approval of the Board of Directors, Mr. Huff accepted 6,800,000 and 7,500,00 restricted (pre reverse split) 6,793 and 7,492 (post reverse split) shares of the Company's no par value common stock and cash compensation of $1,100.

     On December 31, 1994, the Company entered into an employment contract with E.J. Huff as President of Black Dome for the three years ending December 31, 1997 with annual compensation of $100,000 for 1995; $125,000 for 1996 and $150,000 for 1997.

     On July 1, 1991, the Company entered into an employment contract with J.
R. Albi, Jr., as Executive Vice President of Black Dome for a three-year period beginning July 1, 1991 and ending June 30, 1994. The contract provides for annual compensation of $60,000. Upon execution of the agreement, Mr. Albi received 7,256,000 (pre-split) 7,249 (post-split) shares of the Company's common stock valued at $.00125 per share or $9,070. The shares were restricted for the term of the contract and were forfeitable as follows: If Mr. Albi left the employ of the Company prior to June 30, 1992, all of the shares; prior to June 30, 1993, two-thirds of the shares; and prior to June 30, 1994, one-third of the shares. The contract has been fulfilled.

5.     Major Customers:
-----------------------
     During the year ended December 31, 1995 sales of oil and gas to two customers totaled approximately $295,000 and $52,000. During the year ended December 31, 1994, sales of oil and gas to two major customers were $336,000 and $154,000. During the year ended December 31, 1993, sales of oil and gas to two customers totaled approximately $132,000 and $242,000.

                   BLACK DOME ENERGY CORPORATION

                    Notes to Financial Statements

                     December 31, 1995 and 1994


6.     Supplementary Oil and Gas Information (Unaudited):
---------------------------------------------------------
     Changes in proved oil and gas reserves:

                            1995              1994               1993
                            ----              ----               ----
                        Oil     Gas       Oil      Gas       Oil       Gas
                      (Bbls)   (Mcf)     (Bbls)   (Mcf)     (Bbls)    (Mcf)
                      ------   -----     ------   -----     ------    -----
Proved reserves:
 Balance at
  beginning
  of year             9,355  2,031,425   34,990  2,669,089  45,658  2,209,505
 Properties sold        ---        ---  (19,247)  (227,135)    ---        ---
 Additions to and
  revisions of
  previous
  estimates           1,852   (286,289)  (3,641)  (101,313) (9,885)   925,746
 Production          (1,382)  (261,562)  (2,747)  (309,216) (2,783)  (286,162)
                     -------  ---------  ------- ---------- ------- ----------
Balance at end
  of year             9,825  1,483,574    9,355  2,031,425  34,990  2,669,089
     Proved developed reserves:
          Balance at December 31, 1993              25,985     2,664,920
          Balance at December 31, 1994               9,355     2,031,425
          Balance at December 31, 1995               9,825     1,431,318
     Future net cash flows from proved oil and gas reserves:

                                             Future net cash flows at
                                                 December 31, 1995
                                             ------------------------
                                               Total         Proved
                                               Proved       Developed
                                              Reserves      Reserves
                                             -------------------------
     December 31,
     ------------
        1996                                 $  306,423       338,801
        1997                                    290,572       271,754
        1998                                    232,079       217,449
      Remainder                                 853,044       814,673
                                             ----------       -------
                                             $1,682,118    $1,642,677
     Present value of future net cash flows (discounted at 10%):
                                                                Proved
                                                  Proved       Developed
                                                 --------     -----------
     December 31,
     ------------
        1993                                     2,739,716     2,720,531
        1994                                     1,281,621     1,281,621
        1995                                     1,196,316     1,175,279

                     BLACK DOME ENERGY CORPORATION

                     Notes to Financial Statements

                      December 31, 1995 and 1994



6.     Supplementary Oil and Gas Information (Unaudited), Continued:
--------------------------------------------------------------------
     Changes in present value of estimated future net cash flows from proved oil and gas reserves:

                                                   December 31,
                                     --------------------------------------
                                     1995             1994             1993
                                  -----------     -----------     -----------
Present value at beginning
  of period                       $ 1,281,621     $ 2,739,716     $ 2,039,192
Additions and revisions,
  net of future estimated
  development and productions
  costs and net of
  properties sold                     128,323      (1,202,954)      1,053,577
Sales of oil and gas, net of
  lifting costs                      (213,628)       (255,141)       (353,053)
                                   -----------     -----------     -----------
Present value at end of period     $1,196,316      $1,281,621      $2,739,716
                                   ===========     ===========     ===========

     Summary of oil and gas producing activities on the basis of reserve recognition accounting:

                                                    1995            1994
                                                   ------          ------
Additions and revisions to present value
  (discounted at 10%) of estimated future
   net revenues of proved oil and gas reserves:
   Additions, net of estimated future
    development and production costs              $  21,037     $         ---
Revisions to estimates of reserves
    proved in prior years:
      Changes in prices, net of production
      costs and taxes                                31,256           (66,517)
Other revisions                                     (10,327)         (125,100)
Accretion of discount                                86,357        (1,011,337)
                                                   ---------       -----------
   Total additions and revisions                    128,323        (1,202,954)
Less evaluated acquisition, exploration
   and development costs incurred                       ---               ---
                                                    --------       -----------
Additions and revisions under evaluated
   costs                                            128,323        (1,202,954)
   Provision for income taxes                           ---               ---
                                                    --------       -----------
Results of oil and gas producing activities
   on the basis of reserve recognition
   accounting                                     $ 128,323       $(1,202,954)
                                                  =========       ============

                         BLACK DOME ENERGY CORPORATION

                          December 31, 1995 and 1994




6.     Supplementary Oil and Gas Information (Unaudited), Continued:
--------------------------------------------------------------------
     The following accounting policies have been used in preparing the Reserve Recognition Accounting (RRA) presentation. The summary of oil and gas producing activities on the basis of RRA was prepared based on the rules of the Securities and Exchange Commission (SEC).

     Under RRA, earnings are recognized as proved reserves are found based on the estimated present value of such reserves, computed as described below. Subsequent revisions to the RRA valuation of proved reserves are included in earnings as they occur. Proved reserves are those quantities of oil and gas which can be expected, with little doubt, to be recoverable commercially at current prices and costs under existing operating methods.

     The proved reserves and related valuations were computed by J. R. Albi, Jr. and audited by Donald M. Osmus, independent petroleum consulting individual, in accordance with the rules of the SEC. Estimated future net revenues were computed by applying current prices received by the Company to estimated future production of reserves, less estimated future development and production costs and windfall profit taxes based on current costs. A discount factor of 10% was applied to the estimated future revenues to compute the estimated present value of proved oil and gas reserves. This valuation procedure does not necessarily result in an estimate of the fair market value of the Company's oil and gas properties.

     Totals of proved reserves are inherently imprecise estimates and are continually subject to revision based on production history, results of additional exploration and development, price changes, and other factors.

     The pretax income (loss) reflected in the primary financial statements for oil and gas producing activities corresponds to the pretax income (loss) on the basis of RRA of $128,323 in 1995 and $(1,202,954) in 1994 and
$1,053,577 in 1993, respectively.

     "Additions to reserves" are the result of current acquisitions and development activities. Increases in prices are the approximate effect on the RRA valuation of proved reserves due to price changes. Other revisions represent the net effect of all revisions to estimated quantities of proved reserves. Accretion of discount was computed by multiplying 10% times the present value of future net revenues as of the beginning of the year, adjusted to reflect downward revisions.

     Evaluated acquisition, exploration, development, and production costs include current and estimated future costs associated with the current year reserve additions. Such expenses include property acquisitions, well costs, lease rentals, and abandonments. The cost of acquiring unproved properties and drilling exploratory wells are deferred until the properties are evaluated and determined to be either productive or nonproductive, at which time they are charged to expense. There were no deferred acquisition and exploration costs at December 31, 1995 and 1994.

     The provision for income taxes is based on the "liability" method computed by applying the current statutory income tax rate to the difference between the year end RRA valuation of proved reserves and the tax basis in the properties less estimated investment tax credits and statutory depletion associated with future development costs.

7.     Commitments and Contingencies:
-------------------------------------
     There were no commitments or contingencies known to management at December 31, 1995.

                     BLACK DOME ENERGY CORPORATION

                     December 31, 1995 and 1994



8.     Related Party Transactions:
----------------------------------
     On January 27, 1992, the Company issued its one-year note for $35,000 to Clayton Corporation, a company controlled by E.J. Huff, with interest at 8% per annum. On January 27, 1993, the note was renewed and interest paid by issuance of a note for $2,800. On January 27, 1994, an additional note for $2,800 was issued for interest which was included in accrued interest at December 31, 1993. The notes were paid in full in 1994.

9.     Environmental Liabilities:
---------------------------------
     The company's oil and gas operations are subject to various federal, state, and local laws and regulations regarding environmental and ecological matters. These laws and regulations, among other things, impose liability on the Company, as a lessee under an oil and gas lease for the cost of pollution clean-up resulting from operations, subject the lessee to liability for pollution damages, require suspension or cessation of operations in affected areas and impose restrictions on the injection of liquids into subsurface aquifers that may contain groundwater.

     As of December 31, 1995, the Company was not aware of any environmental claims which would have a material impact upon the Company's financial position or results of operations.

10.     Reverse stock split and Treasury Stock:
-----------------------------------------------
     During 1994, the Company effected a reverse stock split pursuant to which one new share of the Company's Common Stock was issued in exchange for each 1,001 shares of the Company's previously outstanding Common Stock. To the extent that such reverse stock split resulted in any shareholder owning less than a single full share of the Company's common stock, the Company paid cash for each such fractional share in an amount equal to the appropriate fraction of $5.90 per whole share (which represents the fair value of a whole share after the consummation of the proposed reverse stock split as determined by the Company's Board of Directors). To the extent that the proposed reverse stock split resulted in fractional shares held by persons who owned one or more full shares of the Company's common stock after consummation of the reverse stock split, such fractional shares were rounded up or down to the nearest full share. Payments for treasury stock of $8,557 have been charged to additional paid-in capital.

11.     Line-of Credit
----------------------
     In October, 1992, as a source for additional working capital, the Company
     -------------------------------------------------------------------------
obtained a $300,000 line-of-credit with a lending institution, secured with 10
------------------------------------------------------------------------------
producing natural gas wells in Clark County, Kansas.  As of December 31, 1994,
------------------------------------------------------------------------------
a total of $132,724 was borrowed from the line-of-credit.  During 1995, the
---------------------------------------------------------------------------
Company reconstructed the debt obligations associated with the outstanding
--------------------------------------------------------------------------
balance of the line-of-credit.  As of December 31, 1995, the Company had bank
-----------------------------------------------------------------------------
debt obligations of $84,987 tied to an 8.5% note which matures on March 31,
---------------------------------------------------------------------------
1997.  In addition, the Company holds a $150,000 line of credit secured with
----------------------------------------------------------------------------
eight (8) Clark County, Kansas producing gas properties against which no sums
-----------------------------------------------------------------------------
were borrowed as of December 31, 1995.
--------------------------------------

12.Value of Office Space and Rental Expense:
--------------------------------------------
     During the year ended December 31, 1993, and for the six months ended
     ---------------------------------------------------------------------
June 30, 1994, the Company was provided office space by the Company
-------------------------------------------------------------------
President.  The value of the space provided in amounts of $12,000 in 1993, and
------------------------------------------------------------------------------
$6,000 in 1994, have been recorded as an expense in the financial statements
----------------------------------------------------------------------------
for those years and as a capital contribution.
----------------------------------------------

                      BLACK DOME ENERGY CORPORATION

                              Balance Sheet

                                               June 30,        December 31,
                                                 1996              1995
                                              ----------       ------------
                                              (Unaudited)         (Note)

Assets
Current assets:

     Cash                                     $    134,762       $  63,008

     Accounts receivable                            81,926          80,130
                                              ------------       ---------
               Total current assets                216,688         143,138
                                              ------------       ---------
Property and equipment, at cost:

     Oil and gas properties, net (successful
          efforts method)                          151,858         220,994

     Materials and supplies                         45,952          44,926

     Other property and equipment - net                238           1,988
                                               -----------       ---------


               Total assets                     $  414,736      $  411,046
                                                ==========      ==========







Note: The balance sheet at December 31, 1995 has been taken from the audited financial statements at that date and condensed.

                    Liabilities and Stockholders' Equity

                                             June 30,          December 31,
                                               1996                1995
                                            -----------         ----------
                                            (Unaudited)           (Note)

Current liabilities:

     Accounts Payable                         $  79,275          $  79,243

     Note Payable - Bank                         53,297             84,987

     Other Payables                               9,600              9,600

     Deferred Compensation                      222,500            160,000
                                               --------           --------
               Total Current Liabilities        364,672            333,830
                                               --------           --------

Stockholders' Equity:

     Common stock; no par value; Authorized
          10,000,000 shares; issued and
          outstanding 73,755                  2,170,353          2,170,353

     Accumulated deficit                     (2,120,289)        (2,093,137)
                                             -----------        -----------
          Total stockholders' equity             50,064             77,216
                                             -----------        -----------

          Total liabilities and
          stockholders' equity                $ 414,736        $   411,046
                                             ==========        ===========









Note: The balance sheet at December 31, 1995 has been taken from the audited financial statements at that date and condensed.

                     BLACK DOME ENERGY CORPORATION

                        Statement of Operations

                                 Nine Months Ended          Three Months Ended
                                   September 30,               September 30,
                                1996           1995        1996           1995
                                -------------------        -------------------
                                    (Unaudited)
Revenue:
Oil and gas sales              $441,954     $328,573     $145,728    $105,396
   Operating income               8,517        8,517        2,839       2,839
   Interest income                  236          357           78         159
   Miscellaneous                     --          290           --          42
                               --------     --------     --------     -------
             Total             $450,707     $337,737     $148,645    $108,436
                               --------     --------     --------    --------
Expenses:
   Oil and gas production       135,490      141,944       31,081      45,218
   Production and windfall
     profit taxes                24,690       19,465        8,050       6,030
   Depreciation, depletion
     and amortization           120,000       58,172       36,500      25,172
   General and administrative   175,297      177,401       50,632      42,136
                               --------     --------     --------    --------
             Total             $455,477     $396,982     $126,263    $118,556
                               ---------    ---------    --------    ---------
Net Income (loss)              $ (4,770)    $(59,245)    $ 22,382    $(10,120)
                               =========    =========    ========    =========
Income per common and common
     equivalent share          $   (.06)    $   (.80)    $    .31    $   (.13)
                               =========    =========    ========    =========

                        BLACK DOME ENERGY CORPORATION

                      Condensed Statement of Cash Flows

                                        Nine Months Ended  Three Months Ended
                                          September 30,       September 30,
                                      1996           1995   1996         1995
                                      -------------------   -----------------
                                          (Unaudited)          (Unaudited)
Cash flows from operating activities:
     Net earnings (loss)              $  (4,770) $(59,245) $ 22,382 $ (10,120)

Depreciation, depletion, amortization   120,000    58,172    36,500    25,172

Changes in assets and liabilities:
  Increase (decrease) in receivables      7,515     2,480     9,311    (1,954)
  Increase (decrease) in accounts
     payable                             34,391    15,501    34,359   (14,552)
  Increase (decrease) in other
     liabilities                             --     2,294        --        --
  Increase (decrease) in deferred
     compensation                        62,500    44,600        --    25,000
                                       ---------  --------    -------  -------
    Net cash provided (used) by
      operating activities              219,636    63,802    102,552   23,546

Cash flows from investing activities:
     Purchase of equipment              (17,113)  (17,832)    (4,499) (14,293)
     Purchase of well equipment
       inventory,
          net of transfers to wells      15,909   (10,696)    16,935    5,164
                                        --------  --------    -------  -------
     Net cash (used in) provided by
       investing activities              (1,204)  (28,528)    12,436   (9,129)
                                        --------  --------    -------  -------
Cash flows from financing activities:
     Increase (decrease) in
      line-of-credit                         --   (41,215)        --       --

Increase (Decrease) in notes payable    (51,229)  (14,467)   (19,539) (14,467)
                                        --------  --------   -------- --------
     Net cash (used in) provided by
       financing activities             (51,229)  (55,682)   (19,539) (14,467)
                                        --------  --------   -------- --------
     Increase (decrease) in cash        167,203   (20,408)    95,449      (50)

Cash balance at beginning of period      63,008    53,429    134,762   33,071
                                       --------   -------    -------   -------
Cash balance at end of period          $230,211   $33,021    230,211   33,021
                                       ========   =======    =======   =======

The Company changed its line of credit in 1995 to a term note payable in the amount of $91,509.

                      BLACK DOME ENERGY CORPORATION

                           September 30, 1996
                               (Unaudited)



Note 1.     Basis of Preparation and Presentation
-------------------------------------------------

     The Black Dome Energy Corporation financial statements included herein
     ----------------------------------------------------------------------
have been prepared by the Company, without audit, pursuant to the rules and
---------------------------------------------------------------------------
regulations of the Securities and Exchange Commission and include all
---------------------------------------------------------------------
adjustments which are, in the opinion of management, necessary for a fair
-------------------------------------------------------------------------
presentation.  Certain information and footnote disclosures normally included
-----------------------------------------------------------------------------
in financial statements prepared in accordance with generally accepted
----------------------------------------------------------------------
accounting principles have been condensed or omitted pursuant to such rules
---------------------------------------------------------------------------
and regulations.  The Company believes that the disclosures are adequate to
---------------------------------------------------------------------------
make the information presented not misleading; however, it is suggested that
----------------------------------------------------------------------------
these financial statements be read in conjunction with the financial
--------------------------------------------------------------------
statements and the notes thereto which are incorporated by reference in the
---------------------------------------------------------------------------
Company's Annual Report on Form 10-K for the fiscal year ended December 31,
---------------------------------------------------------------------------
1995.  The financial data for the interim periods may not necessarily be
------------------------------------------------------------------------
indicative of results to be expected for the year.
--------------------------------------------------

          Management's Discussion and Analysis of Financial
                  Condition and Results of Operations

General
-------
     This discussion and analysis covers variations in the balance sheets
     --------------------------------------------------------------------
December 31, 1995 and September 30, 1996, and in the statements of operations
-----------------------------------------------------------------------------
and changes in cash flows for the nine-month periods ended September 30, 1996
-----------------------------------------------------------------------------
and 1995.
---------

     The Company is currently preparing a proxy for a meeting of its
     ---------------------------------------------------------------
shareholders.  Due to declining reserves and the difficulty of replacing the
----------------------------------------------------------------------------
reserves, the Company's liquidity on an ongoing basis is becoming difficult to
------------------------------------------------------------------------------
maintain and the Company will present to its shareholders a motion to consider
------------------------------------------------------------------------------
possible liquidation.
---------------------

Liquidity and Capital Resources
-------------------------------
     Working capital (which incorporates current and deferred obligations)
     ---------------------------------------------------------------------
increased slightly by $2,137 during the year ended December 31, 1995.  This
---------------------------------------------------------------------------
followed a working capital increase of $84,031 in 1994.  Working capital at
---------------------------------------------------------------------------
September 30, 1996 was $(76,666).  Cash increased by $167,203 from December
---------------------------------------------------------------------------
31, 1995 to September 30, 1996, primarily due to better prices on existing oil
------------------------------------------------------------------------------
and  gas properties.
--------------------

     The current ratio deficit was reduced from $190,692 to $76,666, an
     ------------------------------------------------------------------
improvement in liquidity of $114,026 during the nine months ended September
---------------------------------------------------------------------------
30, 1996.
---------

Results of Operations
---------------------

     During the nine months ended September 30, 1996, the Company experienced
     ------------------------------------------------------------------------
an increase in the price it received from oil and gas sales.  The increase in
-----------------------------------------------------------------------------
oil and gas sales for the nine months ended September 30, 1996, compared to
---------------------------------------------------------------------------
September 30, 1995, was $113,381, while production costs during the same
------------------------------------------------------------------------
period decreased by $6,454.  Production costs for the nine month period ended
-----------------------------------------------------------------------------
September 30, 1995 were $141,944 as compared to $135,490 for nine months ended
------------------------------------------------------------------------------
September 30, 1996.  Depreciation and depletion during the comparable period
----------------------------------------------------------------------------
increased $61,828 as a result of increased production, with a corresponding
---------------------------------------------------------------------------
increase in production taxes.  General and Administrative expenses were lower
-----------------------------------------------------------------------------
by $2,104 for the September 30, 1996 period as compared to September 30,
------------------------------------------------------------------------
1995.  General and Administrative expenses for the nine month period ended
--------------------------------------------------------------------------
September 30, 1995 were $177,401 compared to $175,297 for the same period
-------------------------------------------------------------------------
ended September 30, 1996.
-------------------------

     Restructuring of the Company's operations and tighter control on costs
     ----------------------------------------------------------------------
resulted in decreases of $6,454 in production costs and $2,104 in general and
-----------------------------------------------------------------------------
administrative costs during the nine month period ended September 30, 1996.
---------------------------------------------------------------------------

     Interest income has decreased in the past few years both because of
     -------------------------------------------------------------------
smaller amounts of invested cash and lower interest rates.
----------------------------------------------------------

     The Company's management believes all adjustments to the statements are
     -----------------------------------------------------------------------
of a normal and recurring nature and that no non-recurring entries have been
----------------------------------------------------------------------------
made.
-----